UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

UNIFI, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROVIDING INNOVATIVE FIBERS AND COMPETITIVE SOLUTIONS®

7201 West Friendly Avenue

Greensboro, North Carolina 27410

September 13, 2013

To our Shareholders:

On behalf of the Board of Directors and management of Unifi, Inc., I invite you to the Annual Meeting of Shareholders of your Company to be held at 9:00 A.M. Eastern Time on Wednesday, October 23, 2013, at the Company’s corporate headquarters at 7201 West Friendly Avenue, Greensboro, North Carolina. We look forward to greeting those shareholders who are able to attend in person.

At the Annual Meeting, we will discuss and act on each item of business described in the Notice of Annual Meeting of Shareholders and our Proxy Statement, both of which are available on the Internet as described below, along with detailed information relating to our activities and operating performance that is contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “2013 Form 10-K”).

We are providing access to our proxy materials over the Internet, and we are mailing a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our shareholders of record and beneficial owners at the close of business on September 6, 2013, which is the record date for the Annual Meeting. The Internet Notice will explain how all shareholders and beneficial owners can access all of the proxy materials and the 2013 Form 10-K, free of charge, on a website described in the Internet Notice.

It is very important that your shares are represented at the Annual Meeting, whether or not you plan to attend in person. Accordingly, we request and urge you to review the proxy materials and vote your shares in advance of the meeting by Internet. If you decide to attend the Annual Meeting and wish to vote there in person, you may do so by revoking your prior proxy at that time.

The Internet Notice also contains instructions to allow you to request paper copies of the proxy materials to be sent to you by mail. Any paper copies of the proxy materials sent to you will include a proxy card that will provide you with a telephone number you may call to cast your vote, or you may complete, sign and return the proxy card by mail. Your vote is very important and we appreciate your taking the time to vote promptly.

Sincerely,

William L. Jasper

Chairman and Chief Executive Officer

PROVIDING INNOVATIVE FIBERS AND COMPETITIVE SOLUTIONS®

7201 West Friendly Avenue

Greensboro, North Carolina 27410

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2013

To the Shareholders of Unifi, Inc.

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Unifi, Inc. (the “Company”) will be held at the Company’s corporate headquarters at 7201 West Friendly Avenue, Greensboro, North Carolina, on Wednesday, October 23, 2013, at 9:00 A.M. Eastern Time, for the following purposes:

1.	To elect nine (9) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

2.	To approve the Unifi, Inc. 2013 Incentive Compensation Plan.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in its 2013 Proxy Statement.

4.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 29, 2014.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 6, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The transfer books of the Company will not be closed.

YOUR VOTE IS VERY IMPORTANT. We appreciate your taking the time to vote promptly. The Company’s 2013 Proxy Statement and a proxy solicited by the Board of Directors of the Company accompany this Notice, and the Proxy Statement explains the above items and how you can vote.

After reading the Proxy Statement, please vote at your earliest convenience by Internet, or request that a paper copy of the proxy materials be sent to you by mail. If you request the proxy materials by mail, included in those materials will be a proxy card with a telephone number you may call to cast your vote, or you may complete, sign and return the proxy card by mail. In any such case, if you decide to attend the Annual Meeting and wish to vote in person, you may do so by revoking your prior proxy at that time.

YOUR SHARES CANNOT BE VOTED UNLESS YOU EITHER (I) VOTE BY INTERNET, (II) REQUEST PROXY MATERIALS BE SENT TO YOU BY MAIL THAT WILL INCLUDE A PROXY CARD WITH A TELEPHONE NUMBER YOU MAY CALL TO CAST YOUR VOTE, OR YOU MAY COMPLETE, SIGN AND RETURN THE PROXY CARD BY MAIL, OR (III) ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

By Order Of The Board of Directors,

W. Randy Eaddy
Secretary
Greensboro, North Carolina

September 13, 2013

PROVIDING INNOVATIVE FIBERS AND COMPETITIVE SOLUTIONS®

7201 West Friendly Avenue

Greensboro, North Carolina 27410

PROXY STATEMENT

September 13, 2013

For the Annual Meeting of Shareholders
To be Held on October 23, 2013

proxy SOLICITATION and general information

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Unifi, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on Wednesday, October 23, 2013, at 9:00 A.M. Eastern Time, at the Company’s corporate headquarters located at 7201 West Friendly Avenue, Greensboro, North Carolina, or at any adjournment or postponement thereof (the “Annual Meeting”).

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), the Company furnishes its proxy materials on the Internet instead of mailing a paper copy of its proxy materials to each shareholder of record. If you received a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) by mail, you will not receive a paper copy of the proxy materials other than as described in this Proxy Statement. Instead, the Internet Notice will instruct you as to how you may access and review all of the information contained in the proxy materials. The Internet Notice also instructs you as to how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a paper copy of our proxy materials or vote by telephone, you should follow the instructions for requesting proxy materials included in the Internet Notice.

It is anticipated that the Internet Notice will be sent to shareholders on or about September 13, 2013. The Proxy Statement and the form of proxy relating to the Annual Meeting will be made available to shareholders on the date that the Internet Notice is first sent.

Whether or not you received an Internet Notice, if you are a shareholder of record or a beneficial owner of our Common Stock as of the Record Date (defined below), you may request a paper copy of our proxy materials by contacting the Company at 7201 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Office of the Secretary.

Record Date and Shares Eligible to Vote

The Company’s common stock (the “Common Stock”), par value $.10 per share, is the only class of stock of the Company, and thus only holders of shares of Common Stock are eligible to vote. Only such shareholders of record as of the close of business on September 6, 2013 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, the Company had outstanding 19,537,947 shares of its Common Stock. Each share of the Common Stock entitles the holder to one vote with respect to each matter coming before the Annual Meeting, and all such shares vote as a single class.

Voting by Shareholders with Shares Held Directly in Their Names

Shareholders with shares registered directly in their names in the Company’s stock records maintained by its transfer agent, American Stock Transfer and Trust Company (“AST”), may vote their shares:

●	by submitting a proxy through the Internet at the following web address: www.proxyvote.com and following the instructions provided in the Internet Notice;

●	by mailing a signed and dated proxy card in the envelope provided with a paper copy of this Proxy Statement; or

●	by making a toll-free telephone call in the U.S. or Canada to 1-800-690-6903.

In addition, ballots will be passed out to any shareholder who wants to vote in person at the Annual Meeting.

Specific instructions to be followed by registered shareholders are provided at the Internet website and are set forth on the form of proxy card. Proxies submitted by Internet, mail or telephone as described above must be received by 11:59 p.m., Eastern Time, on October 22, 2013. If you vote by Internet or telephone, you do not need to return a proxy card.

Voting by Shareholders with Shares Held Through a Bank, Brokerage Firm or Other Nominee

Shareholders who hold shares through a bank, brokerage firm or other nominee should refer to the voting instruction form forwarded by their bank or brokerage firm to see which options are available to them. In addition to voting by mail, a number of banks and brokerage firms participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. Votes submitted by telephone or by using the Internet through Broadridge’s program must be received by 11:59 p.m., Eastern Time, on October 22, 2013.

In addition, ballots will be passed out to any shareholder who wants to vote in person at the Annual Meeting. Should you decide to attend the Annual Meeting and vote your shares in person, you MUST obtain a legal proxy executed in your favor from your bank, brokerage firm or other nominee for your ballot to be counted.

Voting of Proxies

All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made with respect to the matter to be acted upon, the shares represented by the proxies will be voted (i) in favor of electing as directors of the Company the nine (9) nominees for director named in this Proxy Statement, (ii) in favor of approving the Unifi, Inc. 2013 Incentive Compensation Plan, (iii) in favor of the advisory vote to approve executive compensation, (iv) in favor of ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 29, 2014 and (v) in the discretion of the proxy holder on any other matters presented at the Annual Meeting.

Revocability of Proxies

If your shares are held directly in your name, you may revoke your proxy and change your vote at any time prior to the voting of the proxy at the Annual Meeting. You may do this by (1) sending written notice of revocation to Unifi, Inc., 7201 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Office of the Secretary, (2) submitting a subsequent proxy by Internet, mail or telephone with a later date or (3) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a proxy.

If your shares are held through a bank, brokerage firm or other nominee, you may revoke your proxy and change your vote at any time prior to the voting of the proxy at the Annual Meeting. You may do this by sending written notice of revocation to your bank, brokerage firm or other nominee. Attendance at the Annual Meeting will not by itself revoke a proxy. Should you decide to attend the Annual Meeting and vote your shares in person, you MUST obtain a legal proxy executed in your favor from your bank, brokerage firm or other nominee for your ballot to be counted.

Quorum and Voting Requirements

The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. New York law and the Company’s By-Laws require the presence of a quorum at annual meetings of shareholders. At the Annual Meeting, abstentions and “broker non-votes”, if any, are counted as present for purposes of determining a quorum.

Under the rules of the New York Stock Exchange, Inc. (“NYSE”), a bank, broker or other nominee holding the Company’s shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker or other nominee, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when the broker or other nominee does not vote on a particular proposal because that broker or other nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

The proposal to elect directors, the proposal to approve the Unifi, Inc. 2013 Incentive Compensation Plan, and the advisory vote to approve executive compensation are each considered a non-routine matter under the NYSE rules, which means that your broker or other nominee may not use its discretion to vote your shares held in street name on these matters without your express voting instructions. The proposal to ratify the appointment of the Company’s independent registered public accounting firm is considered a “routine” matter under the NYSE rules, which means that your bank, broker or other nominee will have discretionary authority to vote your shares held in street name on that matter. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either: (i) vote your shares on routine matters and cast a “broker non-vote” on non-routine matters or (ii) leave your shares unvoted altogether.

Each share represented is entitled to one vote on all matters properly brought before the Annual Meeting. Directors will be elected by a plurality of the votes cast by the shareholders at the Annual Meeting if a quorum is present. Approval of the Unifi, Inc. 2013 Incentive Compensation Plan, approval of the advisory vote on executive compensation, and ratification of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by shareholders entitled to vote, present in person or represented by proxy at the Annual Meeting. Therefore, abstentions, shares not voted and broker non-votes, if any, will not be treated as votes cast and will have no effect on these matters.

Solicitation Expenses and Related Matters

The expense of this solicitation will be borne by the Company. Solicitations of proxies may be made in person, or by mail, telephone or electronic means by directors, officers and regular employees of the Company who will not be specially compensated in such regard. In addition, the Company has retained AST Phoenix Advisors, a division of AST, to assist in the solicitation of proxies and will pay such firm a fee equal to $7,000 plus reimbursement of expenses. Arrangements will be made with brokers, nominees and fiduciaries to send proxies and proxy materials, at the Company’s expense, to their principals.

PRINCIPAL HOLDERS OF COMMON STOCK

The following table sets forth information, as of September 3, 2013, with respect to each person known or believed by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, which is the Company’s only class of voting security. The nature of beneficial ownership of the shares indicated is set forth in the notes following the table. Unless otherwise indicated in the notes, the respective holders below have sole voting and sole investment power over the shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Dimensional Fund Advisors LP(2) Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	1,662,768	8.52%
Royce & Associates, LLC(3) 745 Fifth Avenue New York, NY 10151	1,360,234	6.97%
Impala Asset Management LLC(4) 134 Main Street New Canaan, CT 06840	1,351,577	6.93%
Pinnacle Associates Ltd.(5) 335 Madison Avenue, 11th Floor New York, NY 10017	1,188,485	6.09%
Dillon Yarn Corporation(6) 53 East 34th Street Paterson, NJ 07514	1,141,104	5.85%
Kenneth G. Langone(7) 375 Park Avenue, Suite 2205 New York, NY 10152	1,061,666	5.44%

(1)

“Beneficial Ownership,” for purposes of the table, is determined according to the meaning of applicable securities regulations and based on a review of reports filed with the SEC pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)

As indicated in its Schedule 13G/A, filed with the SEC on February 11, 2013, Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, may be deemed to beneficially own 1,662,768 shares by virtue of having sole voting and investment power over such shares.

(3)

As indicated in its Schedule 13G/A, filed with the SEC on January 24, 2013, Royce & Associates, LLC, an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, may be deemed to beneficially own 1,360,234 shares by virtue of having sole voting and investment power over such shares.

(4)

As indicated in its Schedule 13G, filed with the SEC on February 13, 2013, Impala Asset Management LLC (“Impala”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, may be deemed to beneficially own 1,548,077 shares by virtue of having sole voting and investment power over such shares. In May 2013 the Company repurchased 196,500 shares of Common Stock from Impala under the Company’s share repurchase program, and accordingly the number of shares listed in the table above is reduced by such amount.

(5)

As indicated in its Schedule 13G/A, filed with the SEC on February 13, 2013, Pinnacle Associates Ltd., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, may be deemed to beneficially own 1,188,485 shares by virtue of having sole voting and investment power over such shares.

(6)

As indicated in its Schedule 13D/A, filed with the SEC on April 1, 2013, Dillon beneficially owned 1,141,104 shares by virtue of having sole voting and investment power over such shares. Mitchel Weinberger, a director of the Company, is President and Chief Operating Officer of Dillon and may be deemed to have shared voting and investment power of these shares. Mr. Weinberger disclaims beneficial ownership of these shares.

(7)

Mr. Langone’s beneficial ownership includes 100,000 shares owned by Invemed Associates, LLC, in which Mr. Langone owns an 81% interest, and of which Mr. Langone has shared voting and investment power and 5,000 shares owned by Mr. Langone’s wife, as to which he has shared voting and investment power, and of which Mr. Langone disclaims beneficial ownership. Also includes 12,779 shares that Mr. Langone has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as director; 3,333 shares that Mr. Langone would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $24.00 per share for 30 consecutive trading days, and 3,333 shares that Mr. Langone would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $30.00 per share for 30 consecutive trading days.

PROPOSAL 1:

ELECTION OF DIRECTORS

General Information

The Board is presently comprised of nine (9) members. All the nominees for election are presently serving as directors and have consented to be named in this Proxy Statement and to serve, if elected. Although the Board expects that each of the nominees will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the person or persons named in the proxy.

Set forth below is the name of each of the nine (9) nominees for election to the Board, together with the nominee’s age, current principal occupation (which has continued for at least the past five years unless otherwise indicated), the name and principal business of the company by which he or she is employed, if applicable, the period or periods during which he or she has served as director, all positions and offices that he or she holds with the Company, his or her directorships in other companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or companies registered as an investment company under the Investment Company Act of 1940, and the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company.

No director (and thus no nominee for director) has a family relationship as close as first cousin with any other director or nominee or executive officer of the Company.

Nominees For Election As Directors

WILLIAM J. ARMFIELD, IV (78) — Mr. Armfield has been the President of Spotswood Capital, LLC, Greensboro, North Carolina, a private investment company, since 1995. Mr. Armfield was a director and President of Macfield, Inc., a textile company in North Carolina, from 1970 until August 1991, when Macfield, Inc. merged with and into the Company. Mr. Armfield was the Vice Chairman and a director of the Company from 1991 to December 1995. Mr. Armfield again became a director of the Company in 2001, and has continued as a director since that time. He is a member of the Board’s Audit Committee and Compensation Committee, and is an audit committee financial expert.

Mr. Armfield brings operating and management experience, expertise in finance, and business development experience to the Company as a result of his professional experiences. In addition, through his experience at Macfield, he brings direct textile experience to the Board. These experiences provide the Board with, among other things, expertise and context important to the oversight of the Company’s financial reporting and business strategy implementation.

R. ROGER BERRIER, JR. (44) — Mr. Berrier has been the President and Chief Operating Officer of the Company since February 2011. He had been the Executive Vice President of Sales, Marketing and Asian Operations of the Company from September 2007 to February 2011. Prior to September 2007, he had been the Vice President of Commercial Operations from April 2006 and the Commercial Operations Manager responsible for corporate product development, marketing and brand sales management from April 2004 to April 2006. Mr. Berrier joined the Company in 1991 and has held various management positions within operations, including international operations, machinery technology, research & development and quality control. He has been a director since September 2007 and is a member of the Board’s Executive Committee.

Mr. Berrier brings executive decision making skills, operating and management experience, expertise in sales, marketing and branding, business development and direct textile industry business acumen to the Company as a result of his professional experiences. These experiences and Mr. Berrier’s on-going interaction with the Company’s customers and suppliers provide the Board with, among other things, industry expertise important to the Company’s businesses, as well as a detailed understanding of the Company’s business and operations and the economic environment in which it operates.

ARCHIBALD COX, JR. (73) — Mr. Cox has been the Chairman of Sextant Group, Inc., a financial advisory and private equity firm, since 1993. Mr. Cox is the former Chairman of Barclays Americas, a position he held from May 2008 until June 2011. Mr. Cox was a director of Hutchinson Technology Incorporated from May 1996 to September 2009, was the Chairman of Magnequench, Inc., a manufacturer of magnetic material, from September 2005 to September 2006 and was the President and Chief Executive Officer of Magnequench, Inc., from October 1995 to August 2005. He was Chairman of Neo Material Technologies Inc., a manufacturer of rare earth, zirconium and magnetic materials, from September 2005 to September 2006. Mr. Cox has been a director of the Company since February 2008 and is a member of the Board’s Compensation Committee and Corporate Governance and Nominating Committee (Chair).

Mr. Cox brings executive decision making skills, operating and management experience, expertise in finance, investment and business development experience to the Company as a result of his professional experiences. In addition, through his experience as Chairman of Barclays Americas in particular, Mr. Cox brings to the Board considerable experience with financial and strategic planning matters critical to the oversight of the Company’s financial reporting, compensation practices and business strategy implementation.

WILLIAM L. JASPER (60) — Mr. Jasper has been the Company’s Chairman of the Board since February 2011 and Chief Executive Officer since September 2007. Mr. Jasper joined the Company in September 2004, was later appointed as the General Manager of the Polyester Division, and in April 2006 was promoted to Vice President of Sales. From September 2007 to February 2011, he was also President of the Company. Prior to joining the Company, he was the Director of INVISTA’s Dacron® polyester filament business. Before working at INVISTA, Mr. Jasper had held various management positions in operations, technology, sales and business for E.I. du Pont de Nemours and Co. since 1980. He has been a director since September 2007 and is a member of the Board’s Executive Committee (Chair).

Mr. Jasper brings executive decision making skills, operating and management experience, expertise in manufacturing operations, sales, business and consumer brand development and direct textile industry business acumen to the Company as a result of his professional experiences. These experiences and Mr. Jasper’s on-going leadership of the Company and interaction with the Company’s customers and suppliers provide the Board with, among other things, a detailed understanding of the Company’s businesses and the competitive environment in which it operates.

KENNETH G. LANGONE (77) — Mr. Langone has been the President and Chief Executive Officer of Invemed Associates, LLC, an investment banking firm, New York, New York, since 1974, and a director and Executive Chairman and Chief Executive Officer of Geeknet, Inc. since 2011. Mr. Langone was a co-founder of The Home Depot, Inc. and served as a director from 1978 to 2008. He also served as a director of ChoicePoint, Inc. from 2002 to 2008 and of General Electric Co. from 1999 to 2005. Mr. Langone has been a director of the Company since 1969, and is a member of the Board’s Corporate Governance and Nominating Committee.

Mr. Langone brings operating and management experience, including as chief executive officer of a financial services business, expertise in finance, and public company directorship and committee experience to the Company as a result of his professional experiences. In addition, Mr. Langone’s service on the Board since 1969 provides the Board with a valuable historical perspective through which it can contextualize and direct the Company’s performance and strategic planning.

GEORGE R. PERKINS, JR. (73) — Mr. Perkins is the retired Chairman of the Board and the former Chief Executive Officer of Frontier Spinning Mills, Inc., a company that he founded in 1996 and in which he served in these roles until 2009. Prior to founding Frontier, Mr. Perkins served from 1993 to 1996 as President of the spun yarns division of the Company and was a member of the Board. Mr. Perkins has served as a director of First BanCorp since 2006. He has been a director of the Company since August 2007, and is a member of the Board’s Corporate Governance and Nominating Committee.

Mr. Perkins brings executive decision making skills, operating and management experience, and business development acumen to the Company as a result of his professional experiences. In addition, his deep understanding of the cotton business assists the Board in analyzing the Company’s businesses. These experiences provide the Board with, among other things, specific industry expertise important for an understanding of the Company’s businesses and operations.

SUZANNE M. PRESENT (54) – Ms. Present is a co-founder and has been a principal of Gladwyne Partners, LLC, a private partnership fund manager, since June 1998. Ms. Present currently serves on the board of directors of Anshe Chung Studios, Limited, a privately held Chinese-based developer of content for virtual worlds. She served on the board of directors of Geeknet, Inc. from September 2008 to July 2010 and on the board of directors of The Electric Sheep Company, Inc., a privately held developer of content and technologies for virtual worlds, from July 2006 to June 2012. She has been a director of the Company since February 2011. Ms. Present is a member of the Board’s Audit Committee (Chair), and is an audit committee financial expert.

Through her experiences at Gladwyne Partners and service on various boards of directors, Ms. Present brings extensive financial expertise important to the oversight of the Company’s audit functions and analysis of business strategies.

G. ALFRED WEBSTER (65) — Mr. Webster was an Executive Vice President of the Company (from 1986), and had held other officer positions with the Company (from 1979), through his retirement in 2003, and had been a director of the Company (from 1986) until October 2004. Mr. Webster again became a director of the Company in August 2007, has served as the independent “Lead Director” of the Board since April 2011, and is a member of the Board’s Audit Committee, Compensation Committee (Chair) and Executive Committee. Mr. Webster is a director and Chairman of the Compensation Committee of New Bridge Bank Corporation (formerly Lexington State Bank).

Mr. Webster brings executive decision making skills, operating and management experience, financial expertise and public company directorship and committee experience, as well as direct textile industry business acumen, to the Company as a result of his professional experiences. In addition, Mr. Webster’s prior tenure with the Company provides the Board with a valuable historical perspective on the Company. These experiences provide the Board with, among other things, industry expertise relevant to the oversight of the Company’s businesses.

MITCHEL WEINBERGER (44) — Mr. Weinberger has served as the President and Chief Operating Officer of Dillon Yarn Corporation since March 2011. He was the Executive Vice President of Dillon from January 2007 to March 2011 and its Strategic Marketing Manager from 1992 to November 2007. (The polyester and nylon texturing operations of Dillon were purchased by the Company on January 1, 2007, as discussed in more detail below under “Transactions with Related Persons, Promoters and Certain Control Persons—Transactions with Dillon Yarn Corporation”.) Mr. Weinberger has been a director of the Company since March 2011 and is a member of the Board’s Executive Committee.

Through his executive leadership experience at Dillon, Mr. Weinberger brings to the Board a solid understanding of the textile industry in which the Company operates as well as operating and management experience. These experiences provide the Board with, among other things, industry expertise important to the oversight of the Company’s management and execution of its business plans.

The Board recommends that the shareholders vote “FOR” the election of all of the nominees as directors.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides an overview of the Company’s executive compensation program, including:

●	the process the Compensation Committee used to determine compensation and benefits for our NEOs (as defined below) for fiscal year 2013;

●	the material elements of the Company’s executive compensation program;

●	the key principles and objectives, including the Company’s focus on pay for performance, that guide the Company’s executive compensation program; and

●	information about the fiscal year 2013 compensation earned by each of our NEOs listed below:

William L. Jasper	Chairman and Chief Executive Officer
R. Roger Berrier, Jr.	President and Chief Operating Officer
Thomas H. Caudle, Jr.	Vice President, Manufacturing
Ronald L. Smith	Former Vice President and Chief Financial Officer
Charles F. McCoy	Former Vice President, General Counsel and Secretary

Our Named Executive Officers

We refer to the five executive officers listed above, for whom information is provided in the Summary Compensation Table under “Executive Compensation,” as the “NEOs.” The Company had no other executive officers during fiscal year 2013. Mr. McCoy was an executive officer of the Company until May 13, 2013, and he subsequently separated from employment with the Company on July 31, 2013. Mr. Smith was an executive officer of the Company until his separation of employment with the Company on August 12, 2013. Under applicable SEC rules, Messrs. McCoy and Smith are treated as NEOs in this Proxy Statement. James M. Otterberg, who was appointed as interim Chief Financial Officer on August 12, 2013, served as the Company’s chief accounting officer, but did not serve as an executive officer of the Company, during fiscal year 2013; and accordingly is not an NEO for purposes of this Proxy Statement.

Executive Summary

The Company experienced an improving trend in its financial results during fiscal year 2013 despite an otherwise challenging business environment. The Company experienced continuing improvement in its underlying business, and maintained its focus on its core strategies. The Company achieved an adjusted EBITDA (as described below) above the target level set for fiscal year 2013. The Company also reported net income for fiscal year 2013 of $16.6 million, or $0.84 per basic share, an increase from $11.5 million, or $0.57 per basic share, for fiscal year 2012.

The Company’s ability to perform under adverse business conditions was due, in large part, to the leadership and performance of its executive team. In addition to guiding the Company through the continuing challenges of the economic environment in fiscal year 2013, the executive team also successfully completed the Company’s multi-year deleveraging strategy, including the prepayment of the Company’s Term B Loan. The deleveraging strategy has substantially lowered the Company’s debt levels and its annual interest expense.

As described in greater detail below, the Company believes its executive compensation program should attract top executive talent, pay for performance and link executive retention to long-term shareholder value. Accordingly, our NEOs were compensated as follows for fiscal year 2013:

●	Base salaries for fiscal year 2013 remained unchanged from base salaries for fiscal year 2012.

●

The NEOs received cash bonus payments for fiscal year 2013 performance at the amount payable under the annual incentive plan, which was established at the beginning of the fiscal year, due to the level of the Company’s achievement of the fiscal year 2013 adjusted EBITDA target, as described below.

●

Long-term incentives were granted in July 2013 (at half of the levels granted in fiscal year 2012), in the form of 3-year installment vesting stock options and restricted stock units, to promote executive retention and further align executive pay with long-term shareholder value.

Compensation Philosophy, Principles and Policies

The Company’s executive compensation philosophy is to:

Attract Top Executive Talent	Follow a Pay for Performance Compensation Model	Link Retention to Long-Term Shareholder Value
The Company’s compensation program should attract high-quality executives who possess the skills and talent necessary to support and achieve our strategic objectives.	Executives should be rewarded for their achievement of near-term and long-term performance goals.	The Company seeks to minimize executive turnover by utilizing retention arrangements that further link executive compensation to sustained shareholder value and consistent Company performance.

Therefore, the focus of the Company’s executive compensation program and the Compensation Committee is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time enabling the Company to attract, retain, reward and motivate high caliber employees. The Compensation Committee monitors the results of its executive compensation policy to ensure that compensation payable to executive officers creates proper incentives to enhance shareholder value, rewards superior performance, is justified by returns available to shareholders, and discourages employees from taking unnecessary or excessive risks that could ultimately threaten the value of the Company.

In establishing compensation for the NEOs, the following principles and policies guide the Company’s executive compensation decisions:

●	All components of executive compensation should be set so that the Company can continue to attract, retain, reward and motivate talented and experienced executives;

●	Ensure alignment of executive compensation with the Company’s corporate strategies, business objectives and the long-term interests of the shareholders;

●	Increase the incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in those areas; and

●

Enhance the NEOs’ incentive to increase the Company’s long-term value, as well as promote retention of key personnel, by providing a portion of total compensation opportunities in the form of direct ownership in the Company through stock ownership.

The Compensation Committee reviews and approves all components of the NEOs’ compensation. The Compensation Committee also monitors the compensation levels in general for all other senior level employees of the Company. In addition, the Compensation Committee has the discretion to hire compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies.

Overview of Compensation Components

The Compensation Committee views executive compensation in four component parts:

A brief description of each of these components is provided below, together with a summary of its objectives:

Compensation Element	Description	Objectives

Base Salary	Fixed compensation that is reviewed annually based on performance.	● Provide a base level of compensation that fairly accounts for the job and scope of the role being performed.

● Attract, retain, reward and motivate qualified and experienced executives.

Annual Incentives	“At-risk” variable compensation earned based on performance measured against pre-established annual goals.	● Provide incentives for achieving annual operating goals that ultimately contribute to long-term return to shareholders.

Long-Term Incentives	“At-risk” variable compensation in the form of equity awards whose value fluctuates according to shareholder value and which vest based on continued service.	● Align the economic interests of the executives with the shareholders by rewarding executives for stock price improvement.

	Supplemental retirement contributions based on executives’ respective base salaries that executives may earn over time contingent on continued service.	● Promote retention (through time-based and performance vesting schedules).

Other Personal Benefits	Broad-based benefits provided to all the Company’s employees (e.g., health and group term life insurance), a retirement savings plan, and certain perquisites.	● Provide a competitive total compensation package to attract and retain key executives.

Compensation Mix

Consistent with the philosophy, objectives and principles of the executive compensation program, the program places a substantial amount of the total executive compensation “at-risk” based on the performance of the Company and the executive through the annual cash incentive program and equity-based long-term incentive awards, the latter pursuant to the 2008 Unifi, Inc. Long-Term Incentive Plan (the “2008 LTIP”).

The following charts illustrate the mix of “at risk” compensation for the CEO and the other NEOs for fiscal year 2013 by illustrating the mix of target total direct compensation, using fiscal year 2013 base salaries, target annual cash incentives and the grant-date fair value of long-term equity awards:

CEO	All Other NEOs

As demonstrated above, we target a substantial portion of our CEO’s and other NEOs’ compensation to come in the form of annual and long-term incentives, which encourage our executives to achieve near-term and long-term performance goals designed to create shareholder value. Moreover, our long-term incentive programs provide retention incentives designed to promote stability among the Company’s executive team. We also provide our executives a fixed base salary, which provides them with a base-level of economic security.

Control by the Compensation Committee

The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of each NEO, evaluates each NEO’s performance in light of these goals and objectives (with input from the Company’s CEO for NEOs other than the CEO), and sets each NEO’s compensation level based on this evaluation and consultation. The Compensation Committee also advises senior management with respect to the range of compensation to be paid to other employees of the Company, administers and makes recommendations to the Board concerning benefit plans for the Company’s directors, officers and employees and recommends benefit programs and future objectives and goals for the Company.

In connection with setting executive compensation for fiscal year 2012, the Compensation Committee reviewed a report prepared by Towers Watson in March 2011 to assist it in determining the market for executive compensation. The Compensation Committee also utilized information from the Towers Watson report in making its determination to set fiscal year 2013 compensation for the NEOs at the same level as fiscal year 2012. The Towers Watson report contains a broad-based survey compiled from information from a number of companies. While the Compensation Committee believes the information in the Towers Watson report was valuable, it did not use the report or any other report as a benchmark to set executive compensation for either fiscal year. At the time that Towers Watson prepared its report for the Compensation Committee, Towers Watson performed no other services for the Company, and its work for the Compensation Committee did not raise any conflict of interests. Since that time, the Company has used other services of Towers Watson, and the Compensation Committee no longer uses Towers Watson to assist it.

During fiscal year 2013, the Compensation Committee engaged Frederick W. Cook & Co., Inc. (“Cook & Co.”) as an independent advisor to assist the Compensation Committee with developing a peer group for compensation comparison purposes and to prepare a competitive market assessment of total compensation for the NEOs. However, the Compensation Committee had set fiscal year 2013 compensation prior to the engagement of Cook & Co., and did not consider any advice or information from Cook & Co. in setting executive compensation for fiscal year 2013. Cook & Co. performs no other services for the Company, and its work for the Compensation Committee has not raised any conflict of interests.

The Compensation Committee does not believe it is appropriate to tie executive compensation directly to the compensation awarded by other companies or to a particular survey or group of surveys. Instead, the purpose of the comparison reports obtained by the Compensation Committee from Towers Watson and Cook & Co. is to provide a general understanding of current compensation practices and trends of similarly situated companies. The Compensation Committee uses these reports as tools to compare the overall compensation of its own executives to the executives of other companies in similar sectors. No specific compensation decision for any individual was based on or justified by any market comparison reports or information.

As in the past, the Compensation Committee continued to consider a wide range of factors in making its fiscal year 2013 compensation decisions for our NEOs, including the historical practices of the Company, the individual NEO’s leadership and role in advancement of the Company’s long-term strategy, plans and objectives, the individual’s performance and contribution to the Company’s success, budget guidelines established by the Board and assessment of the Company’s financial condition. Additionally, the Compensation Committee considered the Company’s operating results and adjusted EBITDA and the current economic climate. Based on this information and these factors, the Compensation Committee set executive compensation for fiscal year 2013.

Detailed Review of Compensation Components

Base Salaries

As described above, the Compensation Committee reviewed market information concerning general executive compensation practices along with other factors it has historically reviewed when setting the NEOs’ base salaries for fiscal year 2013. These other factors included:

●	The executive’s leadership and advancement of the Company’s long-term strategy, plans and objectives;

●	The executive’s individual performance and contribution to the Company’s success and budget guidelines; and

●	An assessment of the Company’s financial condition.

The Compensation Committee believes in maintaining a close relationship between the Company’s performance and the base salary component of the compensation for each NEO. As in prior years, no formula-based or other salary increases were provided to the NEOs during fiscal year 2013.

In addition to reviewing the above factors, the Compensation Committee also believes that strong and effective communication with management helps the Company adhere to its compensation philosophy, objectives and principles. Therefore, the Compensation Committee consults with the CEO at least on an annual basis and reviews his recommendations regarding the compensation of all NEOs (other than the CEO) before making its final compensation decisions. Periodically, the CEO meets with the other NEOs regarding their performance. The Compensation Committee reviews the overall performance of each NEO annually, and then approves the actual base salary for each NEO.

Upon completing this process, the Compensation Committee determined to maintain each NEO’s base salary for fiscal year 2013.

NEO	Fiscal Year 2012 Base Salary ($)	Fiscal Year 2013 Base Salary ($)	Percentage Increase
William L. Jasper	687,000	687,000	—
R. Roger Berrier, Jr.	462,000	462,000	—
Thomas H. Caudle, Jr.	317,000	317,000	—
Ronald L. Smith	356,000	356,000	—
Charles F. McCoy	317,000	317,000	—

Although the Company achieved a strong upward trend in the second half of fiscal year 2012, and the NEOs performed at or above the Company’s expectations, the Compensation Committee determined to leave the NEOs’ fiscal year 2013 salaries unchanged from fiscal year 2012 to reflect continuing uncertainty in the business environment in which the Company operates.

Annual Incentive Compensation

To encourage executives to achieve near-term performance goals, the Company has established an annual incentive compensation program in the form of a cash bonus. All NEOs are eligible to earn annual bonuses based on the Company’s fiscal year performance.

For fiscal year 2013, the Compensation Committee established a performance target of $49.1 million of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), adjusted to exclude certain items such as non-cash compensation expense net of distributions, gains and losses on sales or disposals of property, loss on previously held equity interest, operating expenses of Repreve Renewables, LLC, restructuring charges and startup costs, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, certain employee healthcare expenses, and other operating or non-operating income or expenses items (“adjusted EBITDA”). The Compensation Committee uses adjusted EBITDA as a measure for annual incentive compensation purposes because the Compensation Committee believes adjusted EBITDA provides a clear indicator of cash generation, which is a key performance indicator used by the Board and management to assess the Company’s operating results generally. The Compensation Committee also believes that a Company-wide performance metric, such as adjusted EBITDA, is appropriate for each NEO because each NEO plays a vital role in the overall success of the Company. Therefore, the Compensation Committee believes that the annual variable compensation received by the NEOs should reflect the Company’s near-term performance.

The annual incentive bonus awarded to NEOs may be increased or decreased by the Compensation Committee as a result of the individual’s performance and/or contribution to the Company’s achievement of its financial objectives. Each NEO’s performance, including the CEO’s, is evaluated against specific financial goals prior to payment of bonuses, and the final bonus payment may be adjusted relative to the achievement of those goals. The performance criteria in the annual incentive bonus program may be adjusted by either the Compensation Committee or the Board to account for unusual events, such as extraordinary transactions, asset dispositions and purchases, and merger and acquisitions if, and to the extent, either the Compensation Committee or the Board considers the effect of such events indicative of the Company’s performance. Additionally, the Compensation Committee or the Board has the discretion to award additional bonus compensation even if an executive officer would not be entitled to any bonus based on the targets previously determined.

For fiscal year 2013, the Compensation Committee set the threshold, target and maximum performance levels and corresponding potential annual incentive payments to the NEOs as set forth in the table below. An NEO would receive a maximum bonus equal to 150% of his base salary if the Company achieved 120% of the adjusted EBITDA target, or a threshold bonus equal to 37.5% of his base salary if the Company achieved 80% of its adjusted EBITDA target. The calculation of each NEO’s annual incentive bonus in the event of adjusted EBITDA results between these levels is made on a sliding scale on a pro rata basis between the two level amounts. The NEO would not be entitled to a bonus if the Company achieved less than 80% of its adjusted EBITDA target.

	Annual Incentives for Fiscal Year 2013
NEO	Threshold: $39.2 million adjusted EBITDA ($)(1)	Target: $49.1 million adjusted EBITDA ($)(2)	Maximum: $58.9 million adjusted EBITDA ($)(3)
William L. Jasper	257,625	515,250	1,030,500
R. Roger Berrier, Jr.	173,250	346,500	693,000
Thomas H. Caudle, Jr.	118,875	237,750	475,500
Ronald L. Smith	133,500	267,000	534,000
Charles F. McCoy	118,875	237,750	475,500

(1)     Amounts represent 37.5% of base salary.

(2)     Amounts represent 75% of base salary.

(3)     Amounts represent 150% of base salary.

As a result of the Company’s performance during fiscal year 2013, the Company achieved approximately 112% of its adjusted EBITDA target, and thus all NEOs were entitled to annual incentive bonus compensation equal to approximately 119% of their respective fiscal year 2013 base salaries. No amount of discretionary additional cash bonus was paid to any NEO for fiscal year 2013.

Long-Term Incentive Compensation

The Compensation Committee believes that stock-based performance compensation is essential to align the interests of management and the shareholders in enhancing the long-term value of the Company’s equity and to encourage executives to retain their employment with the Company. Consistent with these beliefs, the Compensation Committee awarded NEOs stock options and restricted stock units in fiscal year 2013, which have the attributes set forth below.

	Stock Options	Restricted Stock Units
Align NEO and shareholder interests	● Each option entitles recipient to purchase a share of Common Stock (at an exercise price equal to at least the stock price on the date of grant)	● Upon vesting, each restricted stock units entitles recipient to one share of Common Stock
	● Only have value if price of a share of Common Stock exceeds option exercise price	● Value of restricted stock units tied one-for-one to value of Common Stock

Promote NEO retention	● Vest in equal installments over three years contingent upon continued service	● Vest in equal installments over three years contingent upon continued service
	● Subject to accelerated vesting upon change in control, termination due to death or disability and approved retirement.	● Accelerated vesting upon change in control, termination due to death or disability and approved retirement.

In fiscal year 2013, the Compensation Committee awarded the NEOs the number of stock options and restricted stock units listed in the table below. These amounts were half of the amounts granted in fiscal year 2012. When determining the number of stock options and restricted stock units to award each NEO, the Compensation Committee considered the difference between the base salary and bonus actually paid for fiscal year 2012 and the total compensation that the Compensation Committee sought to award to the NEO based on the Company’s performance in fiscal year 2012. The options are exercisable at a price of $11.23 per share, a third of which options vested July 25, 2013 and the remaining of which vest in equal installments at each of July 25, 2014 and July 25, 2015. A portion of the stock options granted to the NEOs are “incentive stock options” that, in general, offer the NEO the opportunity to receive favorable treatment if they retain the shares acquired upon exercise for one year. The restricted stock units vest in three equal installments at each of August 25, 2013, July 25, 2014 and July 25, 2015. For additional information on the stock options and restricted stock units granted in fiscal year 2013, see “Grants of Plan-Based Awards” below.

	Fiscal Year 2013 Grants
NEO	Stock Options (#)	Restricted Stock Units (#)
William L. Jasper	22,500	11,250
R. Roger Berrier, Jr.	17,500	8,750
Thomas H. Caudle, Jr.	3,000	1,500
Ronald L. Smith	12,500	6,250
Charles F. McCoy	8,000	4,000

Perquisites and Other Benefits

Perquisites. Starting in fiscal year 2012, the Compensation Committee determined that executives, including the NEOs, should receive only limited perquisites. Therefore, the Company has discontinued its practice of providing its NEOs with car allowances, reimbursements for car expenses and payment of country club dues.

Retirement Benefits. In order to provide employees at all levels with greater incentives, the Company makes available to all employees, including the NEOs, the opportunity to make contributions to the Company’s Retirement Savings Plan (“401(k) Plan”), under which employees may elect to defer up to 75% of their total compensation, not to exceed the amount allowed by applicable Internal Revenue Service regulations. Pursuant to the 401(k) Plan, in fiscal year

2013 the Company matched contributions equal to 100% of the employee’s first 3% of compensation contributed to the 401(k) Plan and 50% of the next 2% of compensation contributed to the 401(k) Plan.

Health Plan, Life Insurance and Other Benefits. The Company makes available health and insurance benefits to all employees, including the NEOs. The cost of the health plans is covered partially through employees’ payroll deductions, with the remainder covered by the Company. Disability and life insurance benefits are paid by the Company for all salaried employees; however, the NEOs receive additional life insurance coverage provided by the Company.

Supplemental Key Employee Retirement Plan. As an additional means of attracting top executive talent and encouraging executives to remain employed with the Company, the Company maintains the Unifi, Inc. Supplemental Key Employee Retirement Plan (the “SERP”). Participation in the SERP is limited to a select group of management employees that are selected by the Compensation Committee and includes each of our NEOs. As described in greater detail preceeding the Nonqualified Deferred Compensation table set forth elsewhere in this Proxy Statement, the SERP provides additional retirement benefits payable to our NEOs following their termination of employment.

Change in Control Agreements. The Company has historically provided its NEOs with severance benefits if their employment is involuntarily terminated after a change in control of the Company. Providing such “double-trigger” change in control benefits assists us in attracting and retaining executive talent and reduces the personal uncertainty that executives may feel when considering a corporate transaction. As a result, our NEOs are more likely to retain their employment with the Company and complete such a corporate transaction, thereby increasing the likelihood of enhancing long-term shareholder value.

The terms of the individual agreements, and a calculation of the estimated severance payments payable to each NEO under their respective arrangements, are set forth elsewhere in this Proxy Statement under “Executive Compensation – Potential Payments Upon Termination of Employment or Change in Control.”

Executive Officer Compensation Recoupment Policy

Effective at the beginning of fiscal year 2012, based on the Compensation Committee’s recommendation and authorization, the Company adopted a policy addressing the potential recovery of incentive compensation in the event of a material restatement of the Company’s financial results. This policy, also known as a “clawback” policy, applies to all of the Company’s executive officers.

Under the policy, the Company may recover any incentive compensation paid to a current or former executive officer of the Company as a result of material noncompliance with financial reporting requirements that results in a restatement of the Company’s financial results, to the extent that such compensation is attributable to the erroneous financial data and is in excess of what would have been paid under the accounting restatement. In addition, if the Board determines that any current or former employee has engaged in fraud or certain other specified misconduct, the Board may require reimbursement of all compensation granted, earned or paid under annual incentive and long-term incentive cash plans, cancellation of outstanding equity awards and reimbursement of any gains realized on the exercise, settlement or sale of equity awards. The recovery period pursuant to the policy is up to three years preceding the date on which the Company is required to prepare the accounting restatement.

Tax Impact on Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code (the “Code”) on the Company’s executive compensation program. Code Section 162(m) denies a public company a deduction, except in limited circumstances, for compensation paid to “covered employees” – which includes the NEOs, other than the Company’s Chief Financial Officer – to the extent such compensation exceeds $1,000,000. Based on its review of the likely impact of Code Section 162(m) and other factors, the Compensation Committee recommended that Board replace the 2008 LTIP with the Unifi 2013 Incentive Compensation Plan that is being proposed for approval by the shareholders at the Annual Meeting. See “Proposal 2: Approval of the Unifi, Inc. 2013 Incentive Compensation Plan” set forth elsewhere in this Proxy Statement.

Risk Analysis of Compensation Policies and Practices

While the Company’s compensation policies and practices are designed to motivate its employees and encourage performance that improves the Company’s financial and other operating results, the Company and the Compensation Committee also seek to design and implement compensation programs and practices that discourage employees from taking unnecessary or excessive risks that could ultimately threaten the value of the Company or otherwise have a material adverse effect on the Company. Management and the Compensation Committee periodically review and assess potential risks associated with the Company’s compensation programs and practices. Management and the Compensation Committee believe that the Company’s incentive compensation programs and practices are appropriately balanced between value created indirectly by the performance of the Company’s stock and payments resulting from the achievement of specific financial performance objectives, so as to minimize the likelihood of unnecessary or excessive risk taking by Company employees. Management and the Compensation Committee have concluded that any risks from such programs and practices are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee reached its conclusion after considering a number of features of the Company’s compensation structure that are designed to mitigate risk, such as:

●	The Company uses a balance of fixed and variable compensation in the form of cash and equity, which is designed to provide both near and long-term focus.

●

The overall compensation of our NEOs is not overly-weighted towards the achievement of performance criteria in a particular fiscal year, and an appropriate portion of compensation is awarded in the form of equity awards that vest over a multi-year period, subject to continued service by the recipient. This further aligns the interests of the NEOs to long-term shareholder value and helps retain management.

●

Payouts under the Company’s annual incentive compensation and other long-term incentive programs are based on performance criteria that the Compensation Committee believes to be challenging yet reasonable and attainable without excessive risk-taking.

●

The Company has implemented a compensation recoupment policy that allows the Company to recover certain compensation in the event of a restatement of its financial statements due to the material noncompliance of the Company with federal securities laws or in the event of certain fraud or other misconduct by an employee.

●

The Compensation Committee maintains an open dialogue with management regarding executive compensation policies and practices and the appropriate incentives to use in achieving near-term and long-term performance goals.

Shareholder Say-on-Pay Vote

At the 2012 Annual Meeting of Shareholders, our shareholders had the opportunity to vote, in a non-binding advisory vote, on a proposal to approve the compensation of the Company’s NEOs. This is referred to as a “say-on-pay” proposal. Approximately 93.4% of the votes cast on last year’s say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this vote result reflects the general concurrence by the shareholders in the Company’s philosophy and approach to executive compensation. Therefore, the Company has continued its philosophy and approach to executive compensation as discussed above.

The Board has determined that the Company’s shareholders should vote on a say-on-pay proposal each year, consistent with the preference expressed by the shareholders at the 2011 Annual Meeting of Shareholders. Accordingly, at the Annual Meeting, shareholders will again have the opportunity to indicate their views on NEO compensation. For additional information, see “Proposal 3: Advisory Vote on Executive Compensation” in this Proxy Statement. The Compensation Committee will continue to consider the vote results for say-on-pay proposals in future years when making compensation decisions for our NEOs.

Severance Agreements with Former NEOs

On May 14, 2013, the Company and Mr. McCoy entered into a Severance Agreement and Waiver of Claims (the “McCoy Severance Agreement”) that provided for Mr. McCoy’s separation from employment with the Company. Following the end of fiscal year 2013, in connection with Mr. Smith’s resignation in August 2013, the Company and Mr. Smith entered into a Severance Agreement and Waiver of Claims (the “Smith Severance Agreement”). Because the Company was not previously party to any employment agreements with either of these former NEOs, the Company determined it was in the best interest of the Company to enter into a severance agreement with each of the former NEOs in order to provide for the smooth and orderly transition of the NEO. The severance agreements provide for certain compensation arrangements, as described in the paragraphs below. Under each severance agreement, the former NEO agreed, among other things, to (i) refrain from engaging in certain competitive activities for the applicable severance period, (ii) keep confidential the Company’s confidential information for a period of five years, (iii) fully release the Company and its subsidiaries and affiliate companies from all claims arising from his employment with or separation from the Company and (iv) provide continued cooperation and assistance to the Company, including with respect to transitioning his work assignments to others.

The McCoy Severance Agreement provides the following severance compensation arrangements for Mr. McCoy: (i) until July 31, 2013 (the “McCoy Separation Date”), Mr. McCoy received full pay and benefits, (ii) Mr. McCoy will receive aggregate severance payments of $422,667, subject to applicable withholding and deductions, on the Company’s normal bi-weekly payroll periods for a period of 16 months from August 1, 2013 through November 30, 2014, (iii) Mr. McCoy received three weeks of vacation pay on July 26, 2013, (iv) Mr. McCoy was eligible for and received a cash bonus under the terms of the Company’s fiscal year 2013 annual incentive bonus plan as described above, subject to applicable withholding and deductions and all terms and conditions of such bonus plan and (v) Mr. McCoy will continue to receive medical and dental coverage in accordance with the Company’s employee welfare benefit plan through the earlier of his new employment, gainful self-employment or November 30, 2014, provided that the premiums for such coverage shall be those applicable to other employees of the Company and shall be deducted from the severance payments described above. For additional information regarding the McCoy Severance Agreement, see “Executive Compensation – Potential Payments Upon Termination of Employment or Change in Control.”

The Smith Severance Agreement provides the following severance compensation arrangements for Mr. Smith: (i) Mr. Smith will receive aggregate severance payments of $474,667, subject to applicable withholding and deductions, on the Company’s normal bi-weekly payroll periods for a period of 16 months from September 2013 to November 2014, (ii) Mr. Smith received three weeks of vacation pay on August 23, 2013 and (iii) Mr. Smith will continue to receive medical and dental coverage in accordance with the Company’s employee welfare benefit plan through the earlier of his new employment, gainful self-employment or December 23, 2014, provided that the premiums for such coverage shall be those applicable to other employees of the Company and shall be deducted from the severance payments described above.

In connection with their respective separations from the Company, the unvested portion of restricted stock units granted to Mr. McCoy and Mr. Smith on July 27, 2011 and July 25, 2012, covering an aggregate of 6,666 and 10,416 shares to Mr. McCoy and Mr. Smith, respectively, were allowed to vest.

Compensation Consideration for Fiscal Year 2014

Subsequent to the end of fiscal year 2013, at its July 2013 meeting, the Compensation Committee determined to increase fiscal year 2014 base salaries for the then-current NEOs from their respective fiscal year 2013 base salaries, with the exception of Mr. Smith, whose salary remained unchanged. The increases in base salaries were made primarily to reflect the NEOs’ individual performance, their contribution to the Company’s overall performance and the expected continuation of their respective performance and contribution in those regards. In making these determinations, the Compensation Committee considered certain information regarding companies in the peer group analysis provided by Cook & Co. described above, but the Compensation Committee did not base its decisions on any specific comparisons or on information about any specific such company or companies. The Compensation Committee also granted the NEOs stock options and restricted stock units and set different incentive cash bonus ranges for the NEOs.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis, which is set forth above. Based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, which is incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Submitted by the Compensation Committee of the Board:

G. Alfred Webster, Chair
William J. Armfield, IV
Archibald Cox, Jr.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table is a summary of all compensation awarded or paid to (or earned by) our NEOs for services rendered in all capacities to the Company (including its subsidiaries) for each of the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

William L. Jasper	2013	700,212	—	126,281	163,832	819,117	91,644	1,901,086
Chairman and Chief	2012	685,231	257,625	280,575	354,465	—	88,983	1,666,879
Executive Officer	2011	635,000	—	—	—	333,375	91,518	1,059,893

R. Roger Berrier, Jr.	2013	470,885	—	98,219	127,425	550,847	54,178	1,301,554
President and Chief	2012	460,231	173,250	218,225	275,695	—	49,788	1,177,189
Operating Officer	2011	375,385	—	—	—	215,250	54,971	645,606

Thomas H. Caudle, Jr.	2013	323,096	—	16,838	21,844	377,962	53,358	793,098
Vice President,	2012	316,192	118,875	37,410	47,262	—	48,673	568,412
Manufacturing	2011	290,000	—	—	—	152,250	57,598	499,848

Ronald L. Smith(5)	2013	362,846	—	70,156	91,018	424,462	43,980	992,462
Former Vice President	2012	355,115	133,500	155,875	196,925	—	41,559	882,974
and Chief Financial Officer	2011	325,000	—	—	—	170,625	56,814	552,439

Charles F. McCoy(6)	2013	323,096	—	44,900	58,251	377,962	40,237	844,446
Former Vice President,	2012	316,384	118,875	99,760	126,032	—	38,674	699,725
General Counsel and Secretary	2011	295,000	—	—	—	154,875	46,399	496,274

(1)	The NEO’s base salary for fiscal year 2013 and fiscal year 2012 differs only because the former contained 53 weeks and the latter contained 52 weeks.

(2)

Amounts reflect the grant date fair value computed in accordance with FASB ASC Topic 718, related to option and stock awards granted in the fiscal year noted. See Note 16 to the consolidated financial statements included in the 2013 Form 10-K for more information about the value of equity awards.

(3)	Amounts are attributable to cash bonus payments paid under the annual incentive plan for the applicable fiscal year, as described above under “Compensation Discussion and Analysis” with respect to fiscal year 2013 and as previously disclosed with respect to prior fiscal years.

(4)	All other compensation for each of the NEOs for fiscal year 2013 consists of the following:

	William L. Jasper	R. Roger Berrier, Jr.	Thomas H. Caudle, Jr.	Ronald L. Smith	Charles F. McCoy
Life Insurance ($)	23,049	4,197	15,925	3,172	2,804
Matching 401(k) Contribution ($)	10,200	10,711	10,488	10,548	10,488
Contributions to Supplemental Key Employee Retirement Plan ($)	58,395	39,270	26,945	30,260	26,945
Total	91,644	54,178	53,358	43,980	40,237

(5)	Mr. Smith separated from the Company on August 12, 2013.

(6)	Mr. McCoy separated from the Company on July 31, 2013.

Grants of Plan-Based Awards

The fiscal year 2013 grants of plan-based performance bonus cash awards and plan-based long-term equity incentive awards to the NEOs, as well as estimated possible payouts under non-equity incentive plan awards, are set forth below.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	or Units (#) (2)	Options (#) (3)	Awards ($ / Share)	Awards ($) (4)
William L. Jasper	Annual Cash Incentive	7/25/12	257,625	515,250	1,030,500	—	—	—	—
	Stock Options	7/25/12	—	—	—	—	22,500	11.23	163,832
	Restricted Stock Units	7/25/12	—	—	—	11,250	—	—	126,281

R. Roger Berrier, Jr.	Annual Cash Incentive	7/25/12	173,250	346,500	693,000	—	—	—	—
	Stock Options	7/25/12	—	—	—	—	17,500	11.23	127,425
	Restricted Stock Units	7/25/12	—	—	—	8,750	—	—	98,219

Thomas H. Caudle, Jr.	Annual Cash Incentive	7/25/12	118,875	237,750	475,500	—	—	—	—
	Stock Options	7/25/12	—	—	—	—	3,000	11.23	21,844
	Restricted Stock Units	7/25/12	—	—	—	1,500	—	—	16,838

Ronald L. Smith	Annual Cash Incentive	7/25/12	133,500	267,000	534,000	—	—	—	—
	Stock Options	7/25/12	—	—	—	—	12,500	11.23	91,018
	Restricted Stock Units	7/25/12	—	—	—	6,250	—	—	70,156

Charles F. McCoy	Annual Cash Incentive	7/25/12	118,875	237,750	475,500	—	—	—	—
	Stock Options	7/25/12	—	—	—	—	8,000	11.23	58,251
	Restricted Stock Units	7/25/12	—	—	—	4,000	—	—	44,900

(1)

Represents the threshold, target and maximum payments the NEOs were eligible to earn pursuant to the Company’s fiscal year 2013 annual cash incentive plan. The threshold, target and maximum payout amounts represent 37.5%, 75% and 150% of the respective NEO’s fiscal year 2013 base salary and were based on the Company achieving $39.2 million, $49.1 million and $58.9 million, respectively, of adjusted EBITDA for fiscal year 2013. Based on the Company’s actual fiscal year 2013 adjusted EBITDA, each NEO received a payment under the Company’s annual cash incentive plan equal to approximately 119% of base salary.

(2)

Represents restricted stock units granted to NEOs pursuant to the 2008 LTIP during fiscal year 2013. The restricted stock units vest in three equal installments, one third of which restricted stock units vested on August 25, 2013, and the remaining of which vest in equal installments on each of July 25, 2014 and July 25, 2015. Upon vesting, each restricted stock unit entitles the holder to one share of the Common Stock.

(3)

Represents stock options granted to NEOs pursuant to the 2008 LTIP during fiscal year 2013. The stock options are exercisable at a price of $11.23 per share, one third of which options vested on July 25, 2013 and the remaining of which vest in equal installments on each of July 25, 2014 and July 25, 2015. Upon vesting, each stock option entitles the holder to acquire one share of the Common Stock.

(4)

The amounts in this column do not represent amounts the NEOs received or are entitled to receive. As required by SEC rule, this column represents the full grant date fair value of the restricted stock units and the stock options granted to the NEOs during fiscal year 2013. The full grant date fair value is the amount that the Company will recognize in its financial statements over the award’s vesting schedule, subject to any forfeitures. The grant date fair value was determined under FASB ASC 718. See Note 16 to the Consolidated Financial Statements in the 2013 Form 10-K.

Employment Agreements and Other Individual Agreements

None of our NEOs are employed pursuant to employment agreements; however, the Company has entered into Change in Control Agreements with each of our NEOs. In general, the Change in Control Agreements provide our NEOs with severance benefits upon their involuntary termination without “cause” (or resignation for “good reason”) following a change in control of the Company. In addition, the Company entered into a severance agreement with each of Messrs. McCoy and Smith. Please refer to “Compensation Discussion and Analysis – Severance Agreements with Former NEOs” above and “Potential Payments Upon Termination or Change in Control” below for detailed information concerning these agreements.

We have also granted various long-term incentive awards to each of our NEOs. The material terms of these awards are discussed in the “Compensation Discussion and Analysis” section and set forth in the “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year End” tables in this section.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning the outstanding equity awards for each of the NEOs as of the end of fiscal year 2013.

Outstanding Equity Awards at 2013 Fiscal Year-End

	Option Awards (1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

William L. Jasper	33,333	—	10.20	4/19/2016	—	—
	21,666	—	8.67	7/26/2016	—	—
	133,333	—	8.16	10/24/2017	—	—
	150,000	—	5.73	7/28/2019	—	—
	15,000	30,000	12.47	7/27/2021(2)	—	—
	—	22,500	11.23	7/25/2022(3)	—	—
	—	—	—	—	15,000	310,050	(4)
	—	—	—	—	11,250	232,538	(5)

R. Roger Berrier, Jr.	16,666	—	8.28	7/1/2014	—	—
	16,666	—	10.20	4/19/2016	—	—
	21,666	—	8.67	7/26/2016	—	—
	99,999	—	8.16	10/24/2017	—	—
	120,000	—	5.73	7/28/2019	—	—
	11,666	23,334	12.47	7/27/2021(2)	—	—
	—	17,500	11.23	7/25/2022(3)	—	—
	—	—	—	—	11,667	241,157	(4)
	—	—	—	—	8,750	180,863	(5)

Thomas H. Caudle, Jr.	39,999	—	8.28	7/1/2014	—	—
	21,666	—	8.67	7/26/2016	—	—
	16,666	—	8.16	10/24/2017	—	—
	36,666	—	5.73	7/28/2019	—	—
	2,000	4,000	12.47	7/27/2021(2)	—	—
	—	3,000	11.23	7/25/2022(3)	—	—
	—	—	—	—	2,000	41,340	(4)
	—	—	—	—	1,500	31,005	(5)

Ronald L. Smith	16,666	—	8.28	7/1/2014	—	—
	16,666	—	8.67	7/26/2016	—	—
	49,999	—	8.16	10/24/2017	—	—
	75,000	—	5.73	7/28/2019	—	—
	8,333	16,667	12.47	7/27/2021(2)	—	—
	—	12,500	11.23	7/25/2022(3)	—	—
	—	—	—	—	8,333	172,243	(4)
	—	—	—	—	6,250	129,188	(5)

Charles F. McCoy	—	10,667	12.47	7/27/2021(2)	—	—
	—	8,000	11.23	7/25/2022(3)	—	—
	—	—	—	—	5,333	110,233	(4)
	—	—	—	—	4,000	82,680	(5)

(1)	Represents grants made from 2004 through June 30, 2013. Unless otherwise noted, outstanding stock options are fully vested as of June 30, 2013.

(2)

The Company granted each NEO stock options on July 27, 2011, which vest in one-third increments on each of the first three anniversaries of the date of grant, contingent upon the NEO’s continued service through the applicable vesting date.

(3)

The Company granted each NEO stock options on July 25, 2012, which vest in one-third increments on each of the first three anniversaries of the date of grant, contingent upon the NEO’s continued service through the applicable vesting date.

(4)

The Company granted each NEO restricted stock units on July 27, 2011, which vest in one-third increments on each of August 27, 2012, July 27, 2013 and July 27, 2014, contingent upon the NEO’s continued service through the applicable vesting date.

(5)

The Company granted each NEO restricted stock units on July 25, 2012, which vest in one-third increments on each of August 25, 2013, July 25, 2014 and July 25, 2015, contingent upon the NEO’s continued service through the applicable vesting date.

Option Exercises and Stock Vested

The following table provides information with respect to stock options exercised by, and the vesting of stock awards issued to, the NEOs during fiscal year 2013 on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

William L. Jasper	—	—	7,500	81,375

R. Roger Berrier, Jr.	—	—	5,833	63,288

Thomas H. Caudle, Jr.	—	—	1,000	10,850

Ronald L. Smith	—	—	4,167	45,212

Charles F. McCoy	113,664	1,246,809	2,667	28,937

(1)

Calculated based on the difference between (a) the market price of the underlying shares of Common Stock, which was computed as the average of the high and low trading prices on the date of disposition and (b) the exercise price of the options.

(2)

Shares included in this column represent the shares of Common Stock underlying restricted stock units that vested during fiscal year 2013. Each NEO elected to defer receipt of these shares until 30 days following the NEO’s separation from service.

(3)	Calculated based on the market price of the shares of Common Stock underlying the restricted stock units, which was computed as the average of the high and low trading prices on the date of vesting.

Pension Benefits

The Company does not sponsor, maintain or contribute to any retirement plans that provide for a specified level of retirement benefits (i.e., defined benefit retirement plans).

Non-Qualified Deferred Compensation

The Company maintains the SERP to provide additional retirement benefits to a select group of management or highly-compensated employees, including each of our NEOs. On an annual basis, the Company credits to the participant’s account an amount equal to 8½% for executive officers, or 5½% for non-executive officers, multiplied by the participant’s base salary. Each participant is always 100% vested in the participant’s SERP account and earns a return on the amounts contributed to the participant’s account as if it had been invested in the stocks that make up the Standard & Poor’s 500 Index in the same proportion as their respective weighting therein. Participants are not entitled to a distribution from the SERP until their termination of employment with the Company, at which time they must wait six months to receive a lump sum payment equal to the balance of their respective accounts. If a participant’s termination is due to death or disability, this six-month delay period is waived.

The following table provides information with respect to the Company’s non-tax qualified compensation deferral plans for each of the NEOs.

	Non-Qualified Deferred Compensation for Fiscal Year 2013
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals and/or Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)

William L. Jasper	—	58,395	92,208	—	517,860
R. Roger Berrier, Jr.	—	39,270	60,602	—	340,713
Thomas H. Caudle, Jr.	—	26,945	57,991	—	321,774
Ronald L. Smith	—	30,260	48,539	—	272,414
Charles F. McCoy	—	26,945	54,733	—	304,304

(1) Amounts represent Company contributions to the SERP on behalf of the NEOs during fiscal year 2013. These amounts are reported in the Summary Compensation Table under “All Other Compensation.”

Potential Payments Upon Termination or Change in Control

Change in Control Agreements. The Company is a party to Change in Control Agreements with each of its NEOs (the “Change in Control Agreements”). The Company entered into these agreements in August 2009 to promote stability and continuity within management in the event of a “change in control” (as defined below) transaction that might otherwise be distracting or disruptive to management’s continued performance of its responsibilities. The substantive terms are the same in each of the Change in Control Agreements, which were all amended as of December 31, 2011. The Change in Control Agreements will expire on December 31, 2014, unless a change in control occurs prior to that date; in the latter event, the Change in Control Agreements will extend past December 31, 2014 and expire on the two-year anniversary of the change in control event. An NEO’s Change in Control Agreement will expire earlier upon his termination of employment with the Company.

The Change in Control Agreement for each NEO provides for the severance benefits described below, in the event the NEO’s employment with the Company is terminated under certain circumstances following a change in control:

●

2.99 times the average total compensation paid to the NEO by the Company during the five calendar years (or less if the NEO has been employed by the Company for fewer than five years) preceding the change in control.

o	This amount is paid in 24 equal monthly installments without interest.

●

Continued participation in Company-sponsored life insurance, medical, health and accident and disability plans and programs until the earlier of the second anniversary of the NEO’s termination of employment or the NEO’s commencement of full-time employment with a new employer.

The NEO will receive the severance benefits if he is terminated without “cause” or if he resigns for “good reason” within two years following the change in control. “Cause” is defined to mean essentially fraud, misappropriation, or embezzlement or the NEO’s malfeasance or misfeasance in performing his duties owed to the Company. “Good reason” is defined to mean essentially the assignment to the NEO of duties materially inconsistent with his duties immediately prior to the change in control, a material change in the NEO’s titles or offices, a material reduction in the NEO’s base salary or a failure to increase the NEO’s base salary similar to those of other executive officers, the Company’s failure to continue certain benefit or bonus plans or arrangements previously available to the NEO, certain relocations of the Company’s principal executive offices or the relocation of the NEO’s office, and other similar specified reasons involving a material adverse consequence to the NEO.

The Change in Control Agreements do not provide for any tax “gross-up” payments, and the salary continuation payments may also be reduced to an amount such that they do not constitute an excess parachute payment under Code Section 280G.

A “change in control” under the Change in Control Agreements includes any of the following significant changes to the ownership or control of the Company:

1.

A consolidation or merger occurs in which the Company is not the surviving legal entity or pursuant to which shares of the Common Stock are converted in cash, securities or other property (other than a merger in which the Company’s stockholders have the same proportionate ownership of the surviving corporation after the merger);

2.	A sale, lease, exchange or other transfer of all or substantially all of the Company’s assets;

3.	The approval by the Company’s shareholders of any plan or proposal of liquidation or dissolution of the Company;

4.	The acquisition of 20% or more of the Company’s outstanding common stock by any “person” (as defined in Sections 13(d) and 14(d)(2) of the Exchange Act); or

5.

The failure, during any two consecutive year period, for individuals who constituted a majority of the Board at the beginning of the period to constitute a majority of the Board at the end of the period (unless the election or nomination of any new director was approved by at least two-thirds of the directors who were members of the Board at the beginning of the period).

Terms of Outstanding Equity Awards. Upon a “change in control” as defined for their purposes, all outstanding stock options and other stock awards under the Unifi, Inc. 1999 Long-Term Incentive Plan (the “1999 LTIP”) and the 2008 LTIP, including the stock options and restricted stock units awarded to our NEOs during fiscal year 2013, will become fully vested and/or will be immediately exercisable. The 2008 LTIP defines a change in control as:

●

The acquisition of more than 50% of the total fair market value or total voting power of the Company’s stock (other than an acquisition by a person, entity or group that already owns more than 50% of the total fair market value or total voting power before the acquisition);

●	The acquisition of 20% or more of the total voting power of the Company within a 12-month period by any person;

●	The replacement of a majority of the members of the Board during any 24-month period by directors whose appointment or election is not endorsed by two-thirds of the incumbent members of the Board; or

●	The acquisition of 40% or more of the total gross fair market value of the Company’s assets by any person.

The 1999 LTIP defines a change in control as:

●

A consolidation or merger in which the Company is not the surviving corporation or pursuant to which shares of Common Stock would be converted into consideration (other than a merger in which holders of Common Stock have the same proportionate ownership of Common Stock immediately after the merger);

●	Any sale, lease, exchange or other transfer to any person (other than to a subsidiary) of all or substantially all of the assets of the Company;

●	The approval by the Company’s shareholders of a plan or proposal for the liquidation or dissolution of the Company;

●	The acquisition of 20% or more of the outstanding Common Stock by any person; or

●	The replacement of a majority of the members of the Board during any 24-month period by directors whose appointment or election is not endorsed by two-thirds of the incumbent members of the Board.

Our NEOs may also become vested in the restricted stock units and certain stock options that vest based on continued service with the Company, including the stock options granted to them in fiscal year 2013, upon their retirement with approval by the Compensation Committee after attaining age 57 and upon a termination of employment due to death or disability. In addition, the restricted stock unit awards granted in fiscal year 2012 and fiscal year 2013 provide for accelerated vesting of all unvested restricted stock units upon a termination of an NEO’s employment without cause after August 27, 2012 and August 25, 2013, respectively.

Accrued and Vested Benefits. Each of the NEOs has accrued various benefits under the Company’s equity compensation programs such as the 1999 LTIP and the 2008 LTIP, retirement plans such as the SERP, and other broad-based employee benefit plans. Many of these benefits and awards are fully vested, and each NEO would receive all of his vested benefits and awards in the event that his employment with the Company ends for any reason.

The table below summarizes the potential payments upon termination of employment or a change in control of the Company as of June 30, 2013. Following the end of fiscal year 2013, the Change in Control Agreements with each of Messrs. McCoy and Smith expired on July 31, 2013 and August 12, 2013, respectively, due to his termination of employment with the Company; however, disclosure is provided with respect to hypothetical termination and/or change in control events under the Change in Control Agreements with respect to each of them as required by SEC rules.

NEO	Type of Payment or Benefit	Change in Control ($)	Termination For Any Reason ($)	Termination Due to Death, Disability or Approved Retirement ($)(1)	Termination without Cause or Resignation for Good Reason w/in 2 years After Change in Control ($)(1)
William L. Jasper	Severance and Benefit Continuation(2)	—	—	—	3,152,976
	Accelerated Equity Awards(3)(4)	1,000,988	—	542,588	1,000,988
	Accrued and Vested Benefits(4)	—	5,313,870	5,313,870	5,313,870
	Total	1,000,988	5,313,870	5,856,458	9,467,834

R. Roger Berrier, Jr.	Severance and Benefit Continuation(2)	—	—	—	1,938,478
	Accelerated Equity Awards(3)(4)	778,559	—	422,020	778,559
	Accrued and Vested Benefits(4)	—	4,241,706	4,241,706	4,241,706
	Total	778,559	4,241,706	4,663,726	6,958,743

Thomas H. Caudle, Jr.	Severance and Benefit Continuation(2)	—	—	—	1,482,972
	Accelerated Equity Awards(3)(4)	133,465	—	72,345	133,465
	Accrued and Vested Benefits(4)	—	1,870,706	1,870,706	1,870,706
	Total	133,465	1,870,706	1,943,051	3,487,143

Ronald L. Smith	Severance and Benefit Continuation(2)	—	—	—	1,624,551
	Accelerated Equity Awards(3)(4)	556,100	—	301,431	556,100
	Accrued and Vested Benefits(4)	—	2,579,348	2,579,348	2,579,348
	Total	556,100	2,579,348	2,880,779	4,759,999

Charles F. McCoy	Severance and Benefit Continuation(2)(5)	—	—	—	1,447,004
	Accelerated Equity Awards(3)(4)	355,902	—	192,913	355,902
	Accrued and Vested Benefits(4)	—	359,431	359,431	359,431
	Total	355,902	359,431	552,344	2,162,337

(1)	Amounts shown assume the Company experienced a change in control and the NEO was terminated without cause or resigned for good reason on June 30, 2013.

(2)

Consists of severance benefits and health and welfare benefits. Health and welfare benefits represents the aggregate estimated net cost to the Company of health and welfare benefits provided to each NEO under the terms of the Change in Control Agreements.

(3)

As described above, all outstanding and unvested stock options and restricted stock units will become vested upon a change in control of the Company. In addition, upon an NEO’s termination of employment due to death, disability or approved retirement, the unvested stock options that vest solely based on the NEO’s continued service and all unvested restricted stock units are subject to accelerated vesting. Stock options that vest based on an NEO’s continued service and the Company’s achievement of a specified share price do not provide for such accelerated vesting upon termination due to death, disability or approved retirement.

(4)

For purposes of this table, it is assumed that: (a) all vested stock options are exercised on the last business day before June 30, 2013, and the value of such vested stock options is calculated by multiplying the number of stock options by the difference between the exercise price and the closing market price; and (b) as of the date of termination or change in control, as applicable, each vested restricted stock unit is converted into one share of Common Stock and the aggregate value of such vested restricted stock units is calculated by multiplying the number of restricted stock units by the closing market price.

(5)	Amounts do not include amounts payable to Mr. McCoy under the McCoy Severance Agreement discussed below.

Severance Agreements with Former NEOs

As described earlier in this Proxy Statement, on May 13, 2013, the Company and Mr. McCoy entered into the McCoy Severance Agreement, under which the Company agreed to pay Mr. McCoy certain severance compensation and benefits. The total estimated payments and benefits being provided under the McCoy Severance Agreement, including accrued and vested benefits and other benefits to which he otherwise would be entitled, equal approximately $826,917, as follows: $422,667 severance pay; $18,288 vacation pay; $377,962 cash bonus under the terms of the Company’s fiscal year 2013 annual incentive bonus plan; and $8,000 in benefits continuation. For additional information regarding the McCoy Severance Agreement, see “Compensation Discussion and Analysis-Severance Agreements with Former NEOs.”

As described earlier in this Proxy Statement, subsequent to fiscal year 2013, the Company and Mr. Smith entered into the Smith Severance Agreement.

EQUITY COMPENSATION PLAN INFORMATION

On October 29, 2008, the Company’s shareholders approved the 2008 LTIP, which is currently the Company’s only equity compensation plan. As described above, the 2008 LTIP authorized the issuance of up to 2,000,000 shares of Common Stock pursuant to the grant or exercise of stock options, including incentive stock options, non-qualified stock options and restricted stock, but not more than 1,000,000 shares may be issued as restricted stock.

The table below presents information as of June 30, 2013 regarding the number of shares of Common Stock that may be issued under the 2008 LTIP. Any option or restricted stock that is forfeited or canceled may be reissued under the terms of the 2008 LTIP and is included in the number of securities remaining available for future issuance in column (c) in the table below.

All per share prices, share amounts and computations using such amounts have been retroactively adjusted to reflect the November 3, 2010 1-for-3 reverse stock split.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	1,727,974	$7.50	901,581
Equity compensation plans not approved by shareholders	—	—	—
Total	1,727,974	$7.50	901,581

If approved by the shareholders at the Annual Meeting, the Unifi, Inc. 2013 Incentive Compensation Plan (the "2013 Plan") will replace the 2008 LTIP for purposes of all future incentive awards to the Company’s personnel. As a result, no further awards would be made under the 2008 LTIP. We have reserved 1,000,000 shares of Common Stock for future awards under the 2013 Plan. Outstanding awards previously granted under the 2008 LTIP will continue in effect in accordance with the terms and conditions of the 2008 LTIP. For additional information see “Proposal 2: Approval of the Unifi, Inc. 2013 Incentive Compensation Plan.”

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY DIRECTORS AND EXECUTIVE OFFICERS

The following table presents information regarding the beneficial ownership of the Common Stock, within the meaning of applicable securities regulations, of each director and nominee for director of the Company, each of the NEOs in the Summary Compensation Table included herein, and of all current directors and executive officers of the Company as a group, as of September 3, 2013.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class

William J. Armfield, IV(2)	307,835	1.58%
R. Roger Berrier, Jr.(3)	326,743	1.65%
Thomas H. Caudle, Jr.(4)	124,137	°
Archibald Cox, Jr.(5)	161,111	°
William L. Jasper(6)	400,682	2.01%
Kenneth G. Langone(7)	1,061,666	5.44%
Charles F. McCoy	—	—
George R. Perkins, Jr.(8)	348,817	1.79%
Suzanne M. Present(9)	9,179	°
Ronald L. Smith	—	—
G. Alfred Webster(10)	62,907	°
Mitchel Weinberger(11)	1,177,783	6.03%
All directors and executive officers as a group (11 persons)(12)	3,984,193	19.46%

°	Represents less than one percent (1%) of the Common Stock.

(1)

All shares and underlying shares which the person has a right to receive, are owned or will be owned directly and with sole voting and investment power by the person indicated above, except as otherwise noted below. The information presented in this table was based upon Company information, information furnished to the Company by the named persons and information contained in filings with the SEC.

(2)

Mr. Armfield’s beneficial ownership includes: 258,491 shares that Mr. Armfield has pledged as collateral; 12,779 shares that Mr. Armfield has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as a director; 3,333 shares that Mr. Armfield would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $24.00 per share for 30 consecutive trading days; and 3,333 shares that Mr. Armfield would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $30.00 per share for 30 consecutive trading days.

(3)

Mr. Berrier’s beneficial ownership includes: 14,583 shares that Mr. Berrier has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of employment with the Company; 304,163 shares that Mr. Berrier has the right to purchase pursuant to stock options that are currently exercisable or become exercisable within 60 days of September 3, 2013; and 7,166 shares owned by the Julie Beamer Berrier Revocable Trust, as to which he does not have any voting or investment power.

(4)

Mr. Caudle’s beneficial ownership includes: 2,500 shares that Mr. Caudle has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of employment with the Company; and 119,997 shares that Mr. Caudle has the right to purchase pursuant to stock options that are currently exercisable or become exercisable within 60 days of September 3, 2013.

(5)

Mr. Cox’s beneficial ownership includes: 12,779 shares that Mr. Cox has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as director; and 6,666 shares that Mr. Cox has the right to purchase under stock options that are currently exercisable.

(6)

Mr. Jasper’s beneficial ownership includes: 18,750 shares that Mr. Jasper has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of employment with the Company; and 375,832 shares that Mr. Jasper has the right to purchase pursuant to stock options that are currently exercisable or become exercisable within 60 days of September 3, 2013.

(7)

Mr. Langone’s beneficial ownership includes: 100,000 shares owned by Invemed Associates, LLC, in which Mr. Langone owns an 81% interest, and of which Mr. Langone has shared voting and investment power; 5,000 shares owned by Mr. Langone’s wife, as to which he has shared voting and investment power and of which Mr. Langone disclaims beneficial ownership; 12,779 shares that Mr. Langone has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as director; 3,333 shares that Mr. Langone would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $24.00 per share for 30 consecutive trading days; and 3,333 shares that Mr. Langone would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $30.00 per share for 30 consecutive trading days.

(8)

Mr. Perkin’s beneficial ownership includes: 12,779 shares that Mr. Perkins has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as director; 3,333 shares that Mr. Perkins would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $24.00 per share for 30 consecutive trading days; and 3,333 shares that Mr. Perkins would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $30.00 per share for 30 consecutive trading days.

(9)

Ms. Present’s beneficial ownership consists of 9,179 shares that Ms. Present has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as director.

(10)

Mr. Webster’s beneficial ownership includes: 21,958 shares that Mr. Webster has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as director; 3,333 shares that Mr. Webster would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $24.00 per share for 30 consecutive trading days; 3,333 shares that Mr. Webster would have the right to purchase pursuant to stock options that could become exercisable within 60 days of September 3, 2013, provided that the closing price of the Company’s Common Stock shall be at least $30.00 per share for 30 consecutive trading days; and 34,283 shares that Mr. Webster owns jointly with his wife, and together they share voting and investment power.

(11)

Mr. Weinberger’s beneficial ownership includes: 1,141,104 shares owned by Dillon, as to which Mr. Weinberger has shared voting and investment power and as to which Mr. Weinberger disclaims beneficial ownership; and 9,179 shares that Mr. Weinberger has the right to receive pursuant to restricted stock units that will automatically convert into shares of Common Stock following termination of services as director.

(12)	Includes all current directors, nominees for directors, and current executive officers of the Company.

DIRECTORS’ COMPENSATION

Director Compensation Table for Fiscal Year 2013

The following table shows compensation information for the Company’s non-employee (or outside) directors for fiscal year 2013.

Name	Stock Awards ($)(1)	Total ($)

William J. Armfield, IV	49,992	49,992
Archibald Cox, Jr.	49,992	49,992
Kenneth G. Langone	49,992	49,992
George R. Perkins, Jr.	49,992	49,992
Suzanne M. Present	49,992	49,992
William M. Sams(2)	—	—
G. Alfred Webster	99,997	99,997
Mitchel Weinberger	49,992	49,992

(1)

Amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, related to restricted stock units granted in fiscal year 2013. See Note 16 to the Consolidated Financial Statements included in the 2013 Form 10-K for more information about the value of restricted stock unit awards. At June 30, 2013, Messrs. Armfield, Cox, Langone, and Perkins each had options to purchase 6,666 shares of Common Stock and restricted stock units representing the right to receive 12,779 shares of Common Stock; Mr. Webster had options to purchase 6,666 shares of Common Stock and restricted stock units representing the right to receive 21,958 shares of Common Stock; Ms. Present and Mr. Weinberger had no outstanding options and each had restricted stock units representing the right to receive 9,179 shares of Common Stock; and Mr. Sams had no outstanding options or restricted stock units.

(2)	Mr. Sams resigned from the Board effective October 16, 2012.

Discussion of Director Compensation Information

The Company does not pay any meeting fees or annual cash retainers to its directors. The Company’s practice for compensating its outside directors over the years has been to grant them awards of stock options and/or restricted stock units, on an annual basis, in amounts that have varied from time to time. The Company does not compensate Messrs. Berrier and Jasper for their service as directors; their compensation as executive officers is discussed elsewhere in this Proxy Statement under “Executive Compensation.”

On October 24, 2012, the Board approved and the Company granted restricted stock units to each outside director of the Company as an annual retainer for service in fiscal year 2013. Each outside director received 3,684 restricted stock units, and Mr. Webster received an additional 3,685 restricted stock units (for a total of 7,369 restricted stock units) for his service as Lead Director. These restricted stock units represent the right to receive shares of Common Stock, and convey no rights of ownership in shares of Common Stock until such restricted stock units have been distributed to the outside directors in the form of Common Stock. The restricted stock units became fully vested on the grant date of October 24, 2012, and will be converted into an equivalent number of shares of Common Stock and distributed to the outside director following such director’s termination of services as a member of the Board.

The Company may reimburse each director for reasonable expenses incurred in attending those meetings. The compensation for outside directors is periodically reviewed for adjustment by the Corporate Governance and Nominating Committee.

PROPOSAL 2:

approval of the unifi, inc. 2013 incentive compensation plan

Upon recommendation of the Compensation Committee, the Board has adopted the Unifi, Inc. 2013 Incentive Compensation Plan (the “2013 Plan”), with its effectiveness being subject to approval by the shareholders. Accordingly, the Board has directed that the 2013 Plan be submitted to the shareholders for approval at the Annual Meeting. The principal features of the 2013 Plan are summarized below. The complete text of the 2013 Plan is included as Appendix A to this Proxy Statement. This summary is not intended to be a complete description of the 2013 Plan and is qualified in its entirety by the actual text of the 2013 Plan.

Overview of Features and Objectives

The 2013 Plan is designed to support the overall compensation philosophy and objectives of the Company to:

●	Attract and retain persons eligible to participate in the 2013 Plan;

●	Motivate participants in the 2013 Plan by means of appropriate equity-based and/or cash incentives to achieve performance goals;

●	Provide incentive compensation opportunities that are competitive with those of other similar companies; and

●

Provide the Company the ability to further align the interests of participants with the interest of the shareholders through compensation that is based on performance criteria that target enhancement of the value of the Company.

In doing so, the 2013 Plan is intended to promote the long-term financial interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. The 2013 Plan is also intended to allow for grants of stock incentives to compensate our outside directors. The 2013 Plan will become effective immediately upon approval by the shareholders.

We have reserved 1,000,000 shares of Common Stock for future awards under the 2013 Plan. The shares are necessary to support our compensation policy of making annual awards of stock-based compensation to focus participants on our performance over time, provide them with incentives for future performance and link their interests to yours. The Common Stock is traded on the New York Stock Exchange under the symbol “UFI.” On September 6, 2013, the closing price per share was $23.26.

If approved by the shareholders at the Annual Meeting, the 2013 Plan will replace the 2008 LTIP for purposes of all future incentive awards to the Company’s personnel. As a result, no further awards would be made under the 2008 LTIP. Outstanding awards previously granted under the 2008 LTIP will continue in effect in accordance with the terms and conditions of the 2008 LTIP.

Reasons for and Effect of Shareholder Approval

In order for the Company and recipients of certain incentive awards granted by the Company to receive important benefits or favorable treatment under applicable federal tax or securities laws, such awards must be granted under a plan that has been approved by the Company’s shareholders. These include, for example, the qualification of options to purchase Common Stock as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), which can confer favorable income tax treatment for optionees; the qualification of award payments as performance-based compensation under Code Section 162(m), which enables the Company to take a tax deduction for such payments; and the exception of the grant and/or exercise of certain stock or option awards from restrictions or requirements imposed by Section 16(b) of the Exchange Act. In the case of satisfying the Code Section 162(m) requirement, the shareholder approval must have been obtained within the five years immediately preceding the award.

The 2008 LTIP was approved by the shareholders on October 29, 2008, and thus it would need to be reapproved by the shareholders at the Annual Meeting in order for the Company to satisfy the requirements of Code Section 162(m). Moreover, the 2008 LTIP only covers awards of equity-based compensation, and thus it does not cover the Company’s annual cash incentive bonus plan. As a result, the Company’s payments under that important performance-driven compensation program do not qualify as performance-based compensation under Code Section 162(m), and the Company is limited in the amount of such payments that it can deduct as a compensation expense.

Approval of the 2013 Plan by the shareholders at the Annual Meeting is necessary in order for the Company and recipients of awards made under the 2013 Plan to qualify for the above benefits and/or favorable treatments, which are described in more detail below. As a result, such approval is very important to the Company. In addition, as described above, if approved by the shareholders the 2013 Plan will replace the 2008 LTIP.

The Board recommends a vote “FOR” the 2013 Plan.

Eligibility and Administration

All present and future employees and other service providers of the Company and its related companies are eligible to receive incentive awards under the 2013 Plan. An employee or other service provider who receives an award becomes a participant in the 2013 Plan. Also, all present and future outside directors of the Company are eligible to receive director awards under the 2013 Plan. We estimate that currently we have approximately 2,500 employees (four of whom are executive officers) and seven outside directors who may be eligible for awards under the 2013 Plan.

Unless otherwise determined by the Board, the Compensation Committee (which is referred to in this Proposal 2 as the “Committee”) will administer the 2013 Plan with respect to awards for employees and other service providers. The Committee has the power and complete discretion to select employees and service providers to receive awards and to determine for each employee or service provider the nature of the award and the terms and conditions of each award. The Board has these same powers and responsibilities with respect to awards for outside directors and reference to the Committee herein with respect to awards for outside directors shall mean the Board.

The 2013 Plan is intended to comply with the provisions of SEC Rule 16b-3 under the Exchange Act, and it allows for awards that are intended to meet the requirements for performance-based compensation under Code Section 162(m). Awards under the 2013 Plan that constitute nonqualified deferred compensation are intended to meet the requirements of Code Section 409A, as discussed below under “Federal Income Tax Consequences.”

Types of Awards that may be Granted

The 2013 Plan authorizes a variety of equity-based and cash-based awards to provide flexibility in our compensation program.

Employees and other service providers may receive the following types of awards under the 2013 Plan: performance grants, performance shares, shares of restricted stock, restricted stock units, performance share units, incentive stock options, nonstatutory stock options and stock appreciation rights under the 2013 Plan. A description of each of these types of awards is provided in a section below.

Outside directors may receive the following types of awards under the 2013 Plan: shares of restricted stock, restricted stock units, performance share units, vested shares, nonstatutory stock options and stock appreciation rights.

Amount of Stock Available and Maximum Awards

We have reserved 1,000,000 shares of Common Stock for issuance under the 2013 Plan. Shares of Common Stock allocable to options, restricted stock or other awards (or any portions thereof) previously granted under the 2008 LTIP that expire, are forfeited, or otherwise terminate unexercised will be added to the shares reserved for issuance under the 2013 Plan and may be used for new awards under the 2013 Plan. However, no new grants of awards may be made under the 2008 LTIP after the 2013 Plan is approved by the shareholders.

The maximum number of shares of Common Stock that may be issued in conjunction with awards, other than incentive stock options or nonstatutory stock options, is 500,000. No more than 100,000 shares may be allocated to the awards granted to a participant during any single fiscal year of the Company. The maximum cash payment that can be made to a participant during any single fiscal year of the Company, under all awards granted under the 2013 Plan, may not exceed the greater of $2,500,000 or 3% of the Company’s net income before taxes, incentive payments and accounting for minority interests for the year in which the award is made.

Any shares of Common Stock covered by an award that are not delivered to a participant or beneficiary because the award is forfeited or canceled, or the shares are not delivered because the award is settled in cash, will not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the 2013 Plan. If the exercise price of any incentive stock option or nonstatutory stock option granted under the 2013 Plan or the 2008 LTIP is satisfied by tendering shares of Common Stock (by either actual delivery or by attestation), only the number of shares issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the 2013 Plan.

The number of shares that may be issued under the 2013 Plan will be proportionately adjusted in the event of a recapitalization event such as a stock dividend, stock split or other similar event affecting Common Stock. The 2013 Plan prohibits option repricing without shareholder approval, except in connection with a recapitalization event.

In addition, any shares of Common Stock delivered under the 2013 Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity will not reduce the maximum number of shares available for delivery under the 2013 Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

Performance Grants

Performance grants are rights to receive cash or shares of Common Stock subject to the achievement of pre-established performance goals. Performance grants are specifically designed to qualify as “performance-based compensation” for purposes of Code Section 162(m). Performance goals for performance grants are required to use objective and quantifiable performance criteria. The 2013 Plan permits the use of a wide variety of performance measures to provide flexibility in the design of our executive compensation program, while preserving the deductibility under Code Section 162(m) of payments made pursuant to the awards. The permissible performance measures are:

●     market value of shares of Common Stock

●     pre-tax profits

●     unit production costs

●     asset growth

●     pre-tax earnings

●     debt to equity ratio

●     earnings per share

●     revenues

●     operating income

●     operating costs and efficiencies

●     operating cash flow

●     net income, before or after taxes

●     net income before income taxes, incentive payments and accounting for minority interest

●     return on total capital, equity, revenue or assets

●     market share

●     unit production and sales volume

●    earnings before interest, taxes, depreciation, rent and amortization expenses

●     earnings before interest, taxes, depreciation and amortization

●     earnings before interest and taxes

●    any of the measures or earnings listed in the column to the left before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue or return on total capital

●     net earnings

●     profit margin

●     operating margin

●     operating income

●     net worth

●     cash flow

●     cash flow per share

●     total shareholder return

●     revenues

●     capital expenditures

●     improvements in capital structure

●     industry indices

●     expenses and expense ratio management

●     debt reduction

●     profitability of an identifiable business unit or product

●    levels of expense, cost or liability by category, operating unit or any other delineation

Performance criteria may be measured with respect to our performance as a company or the performance of any of our related companies, subsidiaries, divisions, or business units, or any individual, on an operating or GAAP basis where applicable (or based on such other standards as may replace or succeed GAAP), adjusted to include or exclude one or more nonrecurring, extraordinary, operating, non-operating or other items as applicable, or relative to a defined peer group of companies or an index.

The Committee will set a threshold (or other minimum), target and maximum amounts payable under a performance grant. A performance grant must be made prior to the 90th day of the period for which the performance grant relates or, if less, before the completion of 25% of the period. The Committee may not increase the amounts payable upon achievement of the performance goals after the start of a performance period, but it may reduce or eliminate the payments.

A performance grant is paid only upon certification by the Committee that the performance goals with respect to the award are met. The Committee may provide that a performance grant may be paid at the target level prior to the attainment of the applicable performance goals only in the event of the grantee’s death or disability or a change in control of the Company. Payments under a performance grant can be in cash, shares of Common Stock, or a fixed combination of both. The Committee may provide for the deferral of payments under a performance grant. Any deferral will be subject to the terms established by the Committee and must comply with applicable law.

Performance Shares

Performance shares are shares of Common Stock that will be issued if performance goals established by the Committee are attained. Performance share awards may be designed to qualify as “performance-based compensation” for purposes of Code Section 162(m), in which case the awards will generally be subject to the same requirements that apply to performance grants. Otherwise, performance goals and other terms and conditions of the awards may be set by the Committee in its discretion.

A performance share award is paid only upon determination by the Committee that the performance goals with respect to the award are met. All or a portion of performance share awards may be settled in cash instead of shares of Company stock. The value of any portion of a performance share award that is settled in cash will be determined based on the fair market value as of the date of payment of the shares of Company stock otherwise payable under the award.

The Committee may permit recipients of performance share awards to defer payment of their awards, subject to such terms established by the Committee and compliance with applicable law.

Restricted Stock and Vested Share Awards

Restricted stock awards are shares of Common Stock that are issued subject to service-based and/or performance-based restrictions on transferability. The Committee determines the restrictions as well as the conditions under which the restrictions may lapse. Restricted stock awards that vest based on achievement of performance goals or other performance conditions, generally may not vest less than one year from the date of grant. Restricted stock awards that vest based on factors other than the achievement of performance goals or other performance conditions, such as continued service to the Company or its related companies, generally may not have a vesting period that is less than three years from the date of grant. However, the Committee may, in its discretion, provide for accelerated removal of the restrictions upon certain events as the participant’s disability, death or retirement, or the occurrence of a change in control of the Company.

Holders of restricted stock have all the rights of shareholders during the restricted period, including the right to vote the shares and receive dividends thereon. Cash dividends will generally be paid to the restricted stock holder at the time the dividend is otherwise paid to our shareholders of record, while stock dividends will generally be credited to the restricted stock holder as additional shares of restricted stock, subject to the same restrictions on transferability as the shares with respect to which the dividends were paid.

Restricted stock awards may be designed to qualify as “performance-based compensation” for purposes of Code Section 162(m), in which case the awards will generally be subject to the same requirements that apply to performance grants.

Outside directors may also receive vested share awards. Vested share awards are shares of Common Stock that are issued without any restrictions on transferability, other than restrictions necessary to comply with applicable securities laws.

Restricted Stock Units and Performance Share Units

Restricted stock units and performance share units are rights to receive shares of Common Stock (or cash in lieu of the shares) subject to service and/or performance-based vesting conditions. Restricted stock units and performance share units are similar to restricted stock, except that shares of Common Stock are not issued (or cash in lieu of the shares is not paid) until on or after the time when the vesting conditions are satisfied, as determined by the Committee. Restricted stock units and performance share units may be settled in shares of Common Stock, in cash, or in a combination of both, or the Committee may reserve the right to determine the method of settlement at the time the award is settled.

Restricted stock unit or performance share unit awards that vest based on achievement of performance goals or other performance conditions, generally may not vest less than one year from the date of grant. Restricted stock unit or performance share unit awards that vest based on factors other than the achievement of performance goals or other performance conditions, such as continued service to the Company or its related companies, generally may not have a vesting period that is less than three years from the date of grant. However, the Committee may, in its discretion, provide for accelerated removal of the restrictions upon certain events such as the participant’s disability, death or retirement or the occurrence of a change in control of the Company.

Restricted stock unit and performance share unit awards may be designed to qualify as “performance-based compensation” for purposes of Code Section 162(m), in which case the awards will generally be subject to the same requirements that apply to performance grants.

The Committee may, in its discretion, provide that a recipient of a restricted stock unit or performance share unit award will receive dividend equivalents on outstanding units. Dividend equivalents maybe paid in cash and/or credited as additional units, or the Committee may reserve the right to determine the method of settlement at the time the award is settled. Cash dividend equivalents will generally be paid to the participant at the same time the cash dividends are otherwise paid to our shareholders of record, while stock dividend equivalents will generally be credited to the participant as additional units, subject to the same vesting and other terms and conditions as the units with respect to which the dividend equivalents were paid.

Stock Options and Stock Appreciation Rights

The 2013 Plan authorizes grants of incentive stock options or nonstatutory stock options. Incentive stock options are designed to qualify for favorable tax treatment under Internal Revenue Code Section 422, while nonstatutory stock options are not. The exercise price of either type of option may not be less than 100% of the fair market value per share of Common Stock covered by the option on the date the option is granted. Fair market value is the mean between the lowest and highest reported sales prices per share of Common Stock, as reported by the New York Stock Exchange, on the date on which the value of Common Stock must be determined (or if the date is not a trading day, on the most recent prior trading day).

Options may be exercised at the times specified by the Committee. The maximum term of any option is ten years from the date of grant. Incentive stock options may not be exercised after the first to occur of (i) 10 years from the date of grant, (ii) three months from the participant’s termination of employment for reasons other than death or disability, or (iii) one year from the participant’s termination of employment due to death or disability.

The value of incentive stock options, based on the exercise price, that can be exercisable for the first time in any calendar year under the 2013 Plan (or any other similar plan we may maintain) is limited to $100,000 for each participant. A participant may pay the purchase price of an option in cash or, if the participant’s award and applicable law so permits, by having us withhold shares sufficient to pay the exercise price, by delivering shares owned by the participant, or by exercising in a broker-assisted transaction.

Absent specific written authorization by the Committee, options may not be repriced except in connection with a recapitalization event, and otherwise generally may not be materially modified after the date of grant or extended or renewed beyond their original terms. The Committee may suspend the right to exercise an option any time it determines that the issuance of Common Stock would violate any securities or other laws and may provide that the exercise period is tolled during any period of suspension.

Stock appreciation rights are similar to nonstatutory stock options except that, rather than the participant paying an exercise price to exercise the stock appreciation rights, the excess of the fair market value of Common Stock covered by the stock appreciation right on the date of settlement over the fair market value of Common Stock on the date of grant is distributed to the participant. Stock appreciation rights may be settled in cash or in shares of Common Stock or a combination of both, or the Committee may reserve the right to determine the method of settlement at the time of settlement.

Stock appreciation rights may be granted in tandem with nonstatutory stock options. When the participant exercises either the option or the stock appreciation right, the other part of the tandem award is cancelled without payment.

Transferability of Awards

Participants’ interests in awards of performance grants, performance shares, restricted stock units and performance share units are not transferable prior to payment, settlement or exercise of the awards, as the case may be. Restricted stock is not transferable until the restrictions have lapsed or been removed. Nonstatutory stock options and stock appreciation rights are transferable only to the extent provided by the Committee in the award agreement and permitted by applicable securities laws. Incentive stock options are not transferable except by will or the laws of descent and distribution.

Amendment of the 2013 Plan and Awards

The Board may amend the 2013 Plan from time to time as it deems advisable and may terminate the 2013 Plan at any time. However, any amendment to increase the total number of shares of Common Stock reserved under the 2013 Plan, to modify materially the requirements for eligibility for participation in the 2013 Plan, or that otherwise constitutes a material change to the 2013 Plan under applicable tax or securities laws or the listing standards of the New York Stock Exchange, requires shareholder approval.

The Board must obtain the consent of a participant to an amendment that adversely affects a participant’s rights under an outstanding award. However, the Board may unilaterally amend the 2013 Plan and awards with respect to participants to ensure compliance with applicable laws and regulations.

Federal Income Tax Consequences

Generally, a participant in the 2013 Plan will not incur federal income tax when he or she initially receives a performance grant, performance share, restricted stock unit, performance share unit, incentive stock option, nonstatutory stock option or stock appreciation right. A participant generally will not incur federal income tax when he or she is awarded a share of restricted stock unless the participant makes a valid election under Code Section 83(b) with respect to the award.

If a participant makes a valid election under Code Section 83(b) with respect to an award of restricted stock, the participant generally will recognize ordinary income equal to the fair market value of the stock subject to the award on the date of grant. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. The participant generally will not recognize any additional income at the time the restrictions lapse. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

If the participant does not make a valid election under Code Section 83(b), the participant generally will recognize compensation income with respect to the restricted stock equal to the fair market value of the stock subject to the award at the time or times the restrictions lapse. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

A participant who is awarded one or more restricted stock units and/or performance awards will not recognize income, and the Company will not be allowed a deduction, at the time the award is made. When the participant receives payment for such awards in cash or shares of Common Stock, the amount of the cash and the fair market value of the shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. The Company will be entitled to a deduction equal in amount to the ordinary income realized by the recipient in the year paid.

Upon exercise of a nonstatutory stock option, a participant generally will recognize ordinary income equal to the difference between the fair market value of the stock acquired on the date of the exercise and the exercise price. Generally, the amounts will be included in the participant’s gross income in the taxable year in which exercise occurs. The purchase price paid by the participant plus the amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

Upon exercise of an incentive stock option, a participant generally will not recognize income subject to tax, unless the participant is subject to the alternative minimum tax. The purchase price paid by the participant will become the participant’s basis in the shares. If the participant holds the stock purchased upon exercise of an incentive stock option until the later of two years after the option was awarded to the participant or one year after the stock was issued to the participant, then any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be capital gain or capital loss. If the participant sells or exchanges the stock prior to expiration of the holding period, the participant generally will recognize ordinary income at the time of the sale or exchange equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized upon the sale or exchange) over the exercise price. This income will become the participant’s new basis in the shares. Any additional profit or loss relative to this basis will be treated as a capital gain or a capital loss.

If the grant agreement so provides, a participant may pay the exercise price of a nonstatutory stock option or an incentive stock option by delivery of shares of Common Stock. Usually when a participant delivers shares of Common Stock in satisfaction of all or any part of the exercise price, no taxable gain is recognized on any appreciation in the value of the delivered shares, unless the shares were previously acquired upon the exercise of an incentive stock option and the applicable holding period with respect to the shares has not expired. In that case, the participant will recognize ordinary income with respect to the delivered shares in accordance with the principles described above. Special rules apply to determine the basis of shares of Common Stock purchased upon the exercise of an option by the delivery of previously owned shares.

A vested share award will generally be treated as ordinary income to the participant at the time of the award. Payment under a performance grant, performance share award, restricted stock unit award or performance share unit award, or upon settlement of a stock appreciation right, will also generally be treated as ordinary income to the participant at the time of payment or settlement of the award. If payment or settlement is made in shares of Common Stock, the amount includable in income will be equal to the fair market value of the shares on the date of payment. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be treated as a capital gain or a capital loss.

Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Code Sections 162(m) and 280G) do not apply, the Company will usually be entitled to a business expense deduction when (and for the amount that) a participant recognizes ordinary compensation income in connection with an award, as described above. The Company generally does not receive a deduction in connection with the exercise of an incentive stock option, unless the participant disposes of the stock purchased on exercise in violation of the holding period requirements.

The discussion above is subject to the general federal tax doctrines of constructive receipt and economic benefit and to the applicable provisions of Code Section 409A. If at any time a participant is in constructive receipt of an award or receives the economic benefit of the award, the participant may incur federal tax liabilities with respect to the award earlier than the times (and in a character other than the characters) described above.

In addition, if at any time the 2013 Plan, any award under the 2013 Plan, or any arrangement required to be aggregated with the 2013 Plan or any award under the 2013 Plan, fails to comply with the applicable requirements of Code Section 409A, then all amounts (including earnings) deferred under the 2013 Plan or the award for the taxable year (and all preceding taxable years) by any participant with respect to whom the failure relates are includible in that participant’s gross income for the taxable year, to the extent the amounts are not subject to a substantial risk of forfeiture and have not previously been included in the participant’s gross income. These amounts are also subject to an additional income tax equal to 20% of the amount required to be included in gross income and to interest equal to the underpayment rate (as specified by the Internal Revenue Service, plus one percentage point) imposed on the underpayments that would have occurred had the compensation been included in income for the taxable year when first deferred, or if later, when no longer subject to a substantial risk of forfeiture.

The above description of tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. In addition, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

Effective Date and Termination

The 2013 Plan was adopted by the Board on July 24, 2013 and will become effective on the date it is approved by the shareholders. Any awards made prior to the Company’s obtaining shareholder approval of the 2013 Plan will be made contingent upon shareholder approval. Unless sooner terminated by the Board, the 2013 Plan will terminate on the 5th anniversary of the date on which it is approved by the shareholders. No awards may be made under the 2013 Plan after its termination.

New Plan Benefits

It is not possible at this time to determine the benefits that will be received by executive officers, by other employees or by outside directors under the 2013 Plan if the plan is approved by the shareholders. Such benefits will depend on future actions of the Committee or the Board, the fair market value of our Common Stock at various future dates, the extent to which performance goals set by the Committee are met, and/or the individual performance of the particular executive officer or employee.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by shareholders entitled to vote, present in person or represented by proxy at the Annual Meeting, is required to approve this proposal.

The Board recommends that the shareholders vote “FOR” the proposal to approve the Unifi, Inc. 2013 Incentive Compensation Plan.

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with SEC rules and as required by Section 14A of the Exchange Act, we are asking shareholders to approve, on a non-binding basis, the following advisory resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Company’s Proxy Statement for its 2013 Annual Meeting of Shareholders, including in the “Compensation Discussion and Analysis” and “Executive Compensation” sections and the compensation tables therein, is hereby approved.”

This advisory vote is not intended to address any specific element of executive compensation, but instead is intended to address the overall compensation of the NEOs as disclosed in this Proxy Statement. The Company includes such an advisory vote annually, as a regular part of each Annual Meeting of Shareholders of the Company.

The Company’s executive compensation program is designed not only to retain and attract highly qualified and effective executives, but also to motivate them to contribute substantially to the Company’s future success for the long-term benefit of shareholders and to reward them for doing so. Accordingly, the Board and Compensation Committee believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and that the Company’s executive compensation program reflects this belief.

In keeping with its overall compensation philosophy, the compensation received by our executives during fiscal year 2013 reflects the Company’s overall performance:

●	Base salaries remained at the prior fiscal year levels;

●	Annual cash incentive compensation was based on the level of achievement of the adjusted EBITDA target; and

●	Long-term equity incentives were awarded to ensure that executive compensation is closely aligned with the creation of shareholder value and to promote executive retention.

We urge you to read the “Compensation Discussion and Analysis” and the “Executive Compensation” sections and compensation tables therein, which provide detailed information on the Company’s compensation philosophy, policies and practices and the compensation of the Company’s NEOs.

Effect of the Proposal

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on the Company, the Board or the Compensation Committee. The vote on this proposal will, therefore, not affect any compensation already paid or awarded to any NEO and will not overrule any decisions made by the Board or the Compensation Committee. Because we value highly the opinions of our shareholders, however, the Board and the Compensation Committee will consider the results of this advisory vote when making future executive compensation decisions.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by shareholders entitled to vote, present in person or represented by proxy at the Annual Meeting, is required to approve this proposal.

The Board recommends that the shareholders vote “FOR” the resolution to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

PROPOSAL 4:

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its authority delegated by the Board, the Company’s Audit Committee has retained KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2014. Although the Audit Committee has the sole authority to select and appoint the independent registered public accounting firm, the Board deems it advisable to obtain your ratification of this appointment. In retaining KPMG as the Company’s independent registered public accounting firm, the Audit Committee considered whether the provision of certain non-audit services by KPMG was compatible with maintaining KPMG independence and concluded that it was.

KPMG has been the Company’s independent auditors since March 2011. Representatives of KPMG are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and to answer appropriate questions from shareholders.

Audit Fees

The fees for professional services to the Company by KPMG as the Company’s independent registered public accounting firm for the fiscal years indicated below were as follows:

	Fiscal Years Ended
	June 30, 2013	June 24, 2012
Audit Fees(1)	$760,385	$741,585
Audit-Related Fees	—	—
Tax Fees(2)	$182,544	$180,646
All Other Fees	—	—

(1)	Audit fees are those billed or expected to be billed for audit services related to each fiscal year.
(2)	Consists of aggregate fees billed for tax compliance, consultation and related tax matters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee has adopted a policy governing the provision of all audit and non-audit services by the Company’s independent registered public accounting firm. Pursuant to this policy, the Audit Committee will annually consider and approve, if appropriate, the provision of audit services (including audit review and attest services) and of certain specific defined permitted non-audit services (“pre-approved services”) by its independent registered public accounting firm. It will also consider on a case-by-case basis and, if appropriate, approve specific engagements that do not fit within the definition of pre-approved services.

The policy provides that any proposed engagement that does not fit within the definition of a pre-approved service must be presented to the Audit Committee for consideration (a) at a regular meeting, (b) at a special meeting called to consider the proposed engagement or by a unanimous written consent of the Audit Committee or (c) by the Chair of the Audit Committee, or another member of the Audit Committee. If permissible non-audit services are pre-approved by the Chair or another member of the Audit Committee, that decision is required to be presented at the next meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services (and related fees and expenses) being provided to the Company by the independent registered public accounting firm. All of the fees paid to KPMG in fiscal year 2013 were pre-approved by the Audit Committee.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by shareholders entitled to vote, present in person or represented by proxy at the Annual Meeting, is required to approve this proposal.

If the shareholders do not ratify the appointment of KPMG, the Audit Committee will consider a change in independent registered public accounting firm for the next fiscal year.

The Board recommends that the shareholders vote “For” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2014.

BOARD OF DIRECTORS PROCEDURAL MATTERS

In accordance with New York law and the Company’s Articles of Incorporation and By-Laws, the Board is charged with governing the Company and supervising the conduct of its business by management. In discharging its duties under those and other legal and regulatory requirements, the Board has adopted and adheres to several corporate governance policies, guidelines and protocols that have been designed to help ensure that the Company operates in compliance with applicable laws and regulations, in accordance with high ethical standards and in pursuit of the interests of the shareholders to enhance the value of the Company. Information about the current members of the Board, several of the corporate governance guidelines and protocols followed by the Board, and other matters relating to the operations of the Board is provided in other sections of this Proxy Statement. The rest of this section contains information about committees of the Board, the process for selection of nominees for election to the Board, directors’ attendance at meetings and other procedural matters.

Committees of the Board of Directors

The Board has four standing committees: the Compensation Committee, the Audit Committee, the Corporate Governance and Nominating Committee (the “Governance Committee”) and the Executive Committee. The Compensation Committee met four (4) times during the last fiscal year. The Audit Committee met nine (9) times during the last fiscal year. The Governance Committee met three (3) times during the last fiscal year. The Executive Committee met seven (7) times during the last fiscal year.

The Compensation Committee operates under a written charter, adopted in April 2003 and most recently amended in June 2013. The Compensation Committee discharges the Board’s responsibilities relating to compensation of the Company’s executive officers. At least annually, the Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of each executive officer of the Company (including the CEO), evaluates each executive officer’s performance in light of these goals and objectives, and sets each executive officer’s compensation level based on this evaluation. The Compensation Committee annually determines whether the CEO and other executive officers will participate in any annual or long-term incentive plans established for the Company’s executive officers or employees. The Compensation Committee also advises senior management with respect to the range of compensation to be paid to other employees of the Company and administers and grants stock options and other equity-based awards to the Company’s officers, employees and consultants pursuant to the Company’s equity-based plans. The Compensation Committee has the authority to retain or obtain the advice of any compensation consultant, independent legal counsel or other adviser it determines, in its sole discretion, to be useful to performing its duties. Each member of the Compensation Committee is an independent director, in accordance with the independence requirements of the NYSE Corporate Governance Standards. The current members of the Compensation Committee are Messrs. Webster (Chair), Armfield and Cox.

The Audit Committee operates under a written charter, adopted in April 2000 and most recently amended in July 2004. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee discharges the Board’s responsibility relating to the oversight of: (i) the integrity of the financial statements of the Company, (ii) the compliance by the Company with legal and regulatory requirements, (iii) the independent auditor’s independence and qualifications, and (iv) the performance of the Company’s internal audit function and the performance of the independent auditors. As a result, the Audit Committee, among other things, is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors, and it reviews the Company's financial statements, audit reports, internal controls and internal audit procedures. Each member of the Audit Committee is an independent director, in accordance with the independence requirements of the Exchange Act and the NYSE Corporate Governance Standards. The current members of the Audit Committee are Ms. Present (Chair) and Messrs. Armfield and Webster.

The Governance Committee operates under a written charter, adopted in April 2003 and most recently amended in August 2007. The Governance Committee is responsible, among other things, for identifying candidates to serve as directors of the Company consistent with criteria approved by the Board, and for making recommendations to the Board of qualified nominees for election or re-election as directors of the Company. The Governance Committee is also responsible for recommending to the Board, for the Board’s approval, all committee members and chairpersons. The Governance Committee is responsible for establishing a system for, and monitoring the process of, performance reviews of the Board, its committees and key management personnel. The Governance Committee reviews the Corporate Governance Issues and Policies Guidelines (the “Corporate Governance Guidelines”) from time to time and recommends to the Board possible changes to the Corporate Governance Guidelines. The Governance Committee also monitors compliance with the Company’s Ethical Business Conduct Policy Statement (the “Policy Statement”), reviews the Policy Statement from time to time and provides recommendations to the Board for possible changes to the Policy Statement. The Governance

Committee also administers the Company’s Related Person Transactions Approval Policy (the “Related Person Transactions Policy”) and may from time to time recommend to the Board possible changes to the Related Person Transactions Policy. Each member of the Governance Committee is an independent director, in accordance with the independence requirements of the NYSE Corporate Governance Standards. The current members of the Governance Committee are Messrs. Cox (Chair), Langone and Perkins.

The Executive Committee operates under a written charter adopted in September 2007. The Executive Committee may exercise all of the authority of the Board in the management of the Company, subject to limitations under New York law. The current members of the Executive Committee are Messrs. Jasper (Chair), Berrier, Webster and Weinberger.

Board Leadership Structure

Mr. Jasper, the Company’s Chief Executive Officer, is the Chairman of the Board. Mr. Webster serves as the Company’s independent Lead Director, and in such capacity acts as a liaison between the non-management directors and the Company’s management, chairs the executive sessions of non-management directors, and consults with the Chairman of the Board regarding agendas for Board meetings and other matters pertinent to the Company and the Board.

The Board has determined that Mr. Jasper’s service as both Chairman of the Board and Chief Executive Officer is in the best interests of the Company and its shareholders because Mr. Jasper possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most important matters. The combined positions help to provide a unified leadership and direction for the Company, enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers. The Board believes that this structure enhances Mr. Jasper’s ability to provide insight and direction on important strategic initiatives simultaneously to both management and the independent directors. The Board also believes its current leadership structure is appropriate in light of the fact that it has designated an independent Lead Director, and the Compensation Committee, Governance Committee and Audit Committee are each comprised solely of independent directors.

Audit Committee Financial Experts

The Board has determined that at least two members of the Audit Committee, William J. Armfield, IV, and Suzanne M. Present, are audit committee financial experts, as defined by SEC rules, and a third director who does not serve on the Audit Committee, Archibald Cox, Jr., would qualify as an audit committee financial expert if appointed to the Audit Committee. Messrs. Armfield and Cox and Ms. Present are each “independent” as that term is defined in the NYSE Corporate Governance Standards.

Attendance at Board and Committee Meetings

The Board met eight (8) times during fiscal year 2013. All directors attended at least 75% of the aggregate number of meetings of the Board and meetings held by all committees of the Board on which they serve during the period in which they served as a director or a committee member during fiscal year 2013.

 Attendance at Annual Meetings

At the 2012 Annual Meeting of Shareholders, all nine members of the Board were in attendance. The Company believes that the Annual Meeting is an opportunity for shareholders to communicate directly with our directors. Directors are encouraged to attend the Annual Meeting of Shareholders.

Selection of Nominees for Election to the Board

Nomination Process

The Governance Committee is responsible for identifying and recommending to the Board persons for nomination to be elected as directors by our shareholders, as well as candidates to fill vacancies on the Board that may arise from time to time. The Governance Committee is also responsible for considering any nominees for director who are properly submitted by our shareholders, as described later below. The Board makes the final nomination decisions after considering the recommendations from the Governance Committee.

Identification and Evaluation of Nominees

The objective of the Governance Committee is to structure a Board that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. All nominees for director must demonstrate integrity, accountability, informed judgment, financial literacy, passion, creativity and vision. The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue to serve. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the Governance Committee decides not to recommend a member for re-election, the Governance Committee will identify and recommend a new nominee with the desired skills and experience as outlined above, unless the Board determines not to fill the resulting vacancy. Historically, the Governance Committee has not engaged outside advisors or consultants to identify or evaluate (or otherwise assist in identifying) potential nominees, although it has authority and is willing to do so if it or the Board believes such assistance would be beneficial.

The Governance Committee reviews the background and qualifications of each nominee to determine his or her experience, competence and character, and assesses such nominee’s potential contribution to the Board. Other than the foregoing, there are no stated minimum criteria for director nominees. The Governance Committee may, however, consider such other factors as it deems are in the best interests of the Company and the shareholders. The Governance Committee and Board does not have a specific diversity policy, but they believe that diversity is a critical aspect of a well functioning board, and that having directors of different ages, races, and ethnic and cultural backgrounds can contribute different, useful perspectives, and can work effectively together to further the Company’s objectives.

Pursuant to its charter, the Governance Committee periodically reviews the criteria for the selection of Board members to ensure that the criteria, including diversity, are adequate for the Company and are being addressed appropriately.

Shareholder Nominations

The Governance Committee will consider recommendations by shareholders of director nominees that are submitted in writing, with biographical and business experience information, to the Secretary of the Company, in the manner described later in the “Shareholder Proposals” section of this Proxy Statement. Shareholder nominees will be analyzed by the Governance Committee for possible recommendation to the Board in the same manner as nominees that are otherwise considered by the Governance Committee.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines and Committee Charters

In furtherance of its longstanding goal of providing effective governance of the Company’s business for the benefit of shareholders, the Board has adopted the Corporate Governance Guidelines. Each of the Audit Committee, the Compensation Committee and the Governance Committee operate under written charters that have been adopted by the Board. The Corporate Governance Guidelines and the committee charters are available on the Company’s website at www.unifi.com under the “Investor Relations” section. In addition, a paper copy of the Corporate Governance Guidelines and the committee charters is available to any shareholder upon request.

Director Independence

For a director to be considered independent under the NYSE Corporate Governance Standards, the Board must affirmatively determine that the director has no direct or indirect “material relationship” with the Company, other than as a director of the Company. As permitted by the NYSE Corporate Governance Standards, the Board has adopted its Director Independence Standards to assist it in making its independence determinations. These standards are listed in Exhibit A to the Corporate Governance Guidelines available on the Company’s website www.unifi.com under the “Investor Relations” section.

In making its independence determinations, the Board considered the relationship between the Company and Invemed Associates, LLC. In fiscal year 2013, the Company paid $11,351 in commissions to Invemed Associates, LLC as the Company’s broker in connection with the Company’s share repurchase program. Mr. Langone, a director of the Company, is President and Chief Executive Officer of, and owns an 81% interest in, Invemed Associates, LLC. After considering this relationship as well as the Director Independence Standards, the NYSE Corporate Governance Standards, and all other relevant facts and circumstances, including the existence of any commercial or charitable relationships between the directors and the Company and the transactions described in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below, the Board has determined that all of its current members, other than Messrs. Weinberger, Berrier and Jasper, meet the Company’s categorical standards, meet the independence requirements of the NYSE and are independent.

Executive Sessions of Non-Management Directors

Non-management directors meet without management present at regularly scheduled executive sessions. To the extent that there are non-management directors who are not independent, at least once a year there is an executive session including only independent directors. The group of non-management directors currently includes a director who is not independent. During fiscal year 2013, Mr. Webster, as the Company’s independent Lead Director, presided over the executive sessions of the independent and non-management directors.

Shareholder and Interested Party Communications with Directors

Shareholders and other interested parties may communicate directly with the entire Board, any committee of the Board, the Chair of any Board committee, any individual director, the independent Lead Director, the independent or non-management directors as a group, or any other group of directors by writing to: Unifi, Inc. Board of Directors, 7201 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Office of the Secretary. Any correspondence sent in this manner and directed to the Lead Director, any particular director, or any particular committee or group will be forwarded accordingly. If no specific addressee is provided, the communication will be forwarded to the Chairman of the Board.

Code of Business Conduct and Ethics; Ethical Business Conduct Policy Statement

The Company has adopted a written Code of Business Conduct and Ethics applicable to members of the Board and executive officers, including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (the “Code of Business Conduct and Ethics”). The Company has also adopted the Policy Statement that applies to all employees. The Code of Business Conduct and Ethics and the Policy Statement are available on the Company’s website referenced above, under the “Investor Relations” section, and paper copies of each are available to any shareholder upon request. Any amendments to or waiver of the Code of Business Conduct and Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer will be disclosed on the Company’s website promptly following the date of such amendment or waiver.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of the individuals who served as a member of the Compensation Committee during fiscal year 2013 were at any time officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Board’s Role in Risk Oversight

As the Company’s principal governing body, the Board has the ultimate responsibility for overseeing the Company’s risk management practices. Certain risk management functions have been delegated to committees of the Board, and in particular to the Audit Committee and Executive Committee.

Pursuant to the Audit Committee Charter, one of the primary roles and responsibilities of the Audit Committee is the supervision of the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, and the oversight of the performance of the Company's internal audit function and outside auditors. Under the Audit Committee Charter, the Audit Committee, among other responsibilities and duties:

●

Reviews with the outside auditor and management, as appropriate, significant financial reporting issues and judgments identified by management or the outside auditor and made in connection with the preparation of the Company's financial statements;

●

Reviews with the outside auditor and management, major issues identified by management or the outside auditor regarding the Company's accounting and auditing principles and practices, including critical accounting policies, and major changes in auditing and accounting principles and practices suggested by the outside auditor, internal auditor or management; and

●

In consultation with the management and the outside auditors, considers the integrity of the Company’s financial reporting processes and controls and consult concerning the Company’s internal controls, including any significant deficiencies and significant changes in internal controls.

In addition, the Company performs an Enterprise Risk Management (“ERM”) risk assessment that is presented to and approved by the Audit Committee. On a quarterly basis, the ERM Steering Committee meets to review the Company’s “Critical Risks” to make sure there have been no changes in any Critical Risk that would require immediate action by the Company. The ERM Steering Committee is a non-Board committee that is comprised of several members of the Company’s senior and middle management teams. The ERM Steering Committee also reviews “Emerging Risks” to determine if there are any such risks that could affect the Company and to take appropriate actions should an Emerging Risk be identified. The Company’s Internal Audit Manager serves as the Company’s Chief Risk Officer and prepares quarterly reports to the Audit Committee, which is the Board committee with primary oversight responsibility for the Company’s ERM system, and gives the Audit Committee a quarterly update on the Company’s ERM actions. The Audit Committee then updates the Board.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND
CERTAIN CONTROL PERSONS

Policies and Procedures with Respect to Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interests. Accordingly, as a general matter, it is the Board’s preference to avoid related party transactions.

Pursuant to the Code of Business Conduct and Ethics, all executive officers and directors are required to discuss with the Company’s General Counsel any transaction or relationship that does or may conflict with the interests of the Company, prior to the entry into of such transaction. Pursuant to the Related Person Transactions Policy, the Company’s General Counsel must submit any potential or actual conflict of interest involving an officer, director or related person to the Governance Committee for review and approval. Under this policy, the Governance Committee will determine an appropriate resolution on a case-by-case basis, including approval, ratification, amendment, termination or rescission of the transaction or submission of the transaction for consideration or action by the Board. All directors must excuse themselves from any discussion or decision affecting their personal, business or professional interests.

All related party transactions shall be disclosed in the Company’s applicable filings with the SEC, as required under SEC rules.

Transactions with Dillon Yarn Corporation

In fiscal year 2007, the Company purchased the polyester and nylon texturing operations of Dillon (the “Transaction”). In connection with the Transaction, the Company and Dillon entered into a Sales and Services Agreement, which has subsequently been amended, pursuant to which the Company engaged Dillon for certain sales and transitional services to be provided by Dillon’s sales staff and executive management. Under the Sales and Services Agreement as amended, the parties agreed to terms that required the amount paid by the Company during fiscal year 2013 to be $106,250 per calendar quarter until the agreement expired on December 31, 2012, plus certain employee and other expense reimbursements. As a result, during fiscal year 2013, the Company paid Dillon an aggregate of approximately $0.3 million, consisting of two quarterly payments plus $0.1 million for certain employee and other expense reimbursements. Also, during fiscal year 2013, the Company recorded sales to Dillon in the aggregate amount of $0.2 million and purchased products from Dillon in an aggregate amount of $2.5 million.

Mr. Weinberger is the President and Chief Operating Officer of Dillon. The terms of the Sales and Services Agreement with Dillon (and the terms of the sales to and purchases from Dillon) are, in the Company’s opinion, no less favorable than the Company would have been able to negotiate with an independent third party for similar services or similar sales and purchases.

On March 22, 2013, the Company entered into a Stock Purchase Agreement with Dillon, pursuant to which the Company repurchased 500,000 shares of Common Stock from Dillon for an aggregate amount of $8.5 million. The Company and Dillon negotiated the $17.00 per share price based on an approximately 10% discount to the closing price of the Common Stock on March 20, 2013. The Board approved this transaction in accordance with the Related Person Transactions Policy. Mr. Weinberger was not involved in any decisions by the Board, or any committee thereof, with respect to this stock repurchase transaction.

Transactions with American Drawtech Company, Inc.

During fiscal year 2013, the Company recorded sales to American Drawtech Company, Inc. (“ADC”) in the aggregate amount of $0.9 million and purchased products from ADC in aggregate amount ADC of $56,000. Mr. Weinberger is an Executive Vice President and director of ADC. The sales terms, in the Company’s opinion, are comparable to (and no less favorable than) terms that the Company would have been able to negotiate with an independent third party.

Transactions with Salem Holding Company

In fiscal year 2013, the Company paid Salem Leasing Corporation, a wholly owned subsidiary of Salem Holding Company, $3.1 million in connection with leases of tractors and trailers, and for related services. Mr. Langone owns a 33% equity interest in, is a director and is the Chairman of the Board of Salem Holding Company. The terms of the Company’s leases with Salem Leasing Corporation are, in the Company’s opinion, no less favorable than the Company would have been able to negotiate with an independent third party for similar equipment and services.

Transactions with Cupron, Inc.

In fiscal year 2013, the Company recorded sales to Cupron, Inc. in the aggregate amount of approximately $236,000. Mr. Armfield, a director of the Company, is also a director of, and holds an indirect minority equity interest in, Cupron, Inc. The terms of the Company’s sales to Cupron, Inc. are, in the Company’s opinion, no less favorable than the Company would have been able to negotiate with an independent third party.

Agreements with the Company’s NEDs

For a discussion of agreements with the Company’s NEOs see “Compensation Discussion and Analysis — Elements of Compensation — Perquisites and Other Benefits — Change in Control Agreements,” “Compensation Discussion and Analysis — Severance Agreements with Former NEDs” and “Potential Payments Upon Termination of Employment or Change in Control.”

AUDIT COMMITTEE REPORT

The Company’s management is responsible for the Company’s financial statements and reporting process and for establishing and maintaining an adequate system of internal control over financial reporting. KPMG, the Company’s independent registered public accounting firm, is responsible for auditing the Company’s consolidated financial statements, and for assessing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee monitors and oversees these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.

To fulfill its responsibilities, the Audit Committee has:

●

reviewed and discussed with the Company’s management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2013 and Management’s Report on Internal Control over Financial Reporting for the fiscal year ended June 30, 2013;

●	reviewed management’s representations to the Audit Committee that those audited consolidated financial statements were prepared in accordance with generally accepted accounting principles;

●

discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, which superseded Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●

received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG their independence from the Company.

Based on its review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for fiscal year 2013 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the SEC.

Submitted by the Audit Committee of the Board:

Suzanne M. Present, Chair
William J. Armfield, IV

G. Alfred Webster

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and any person who owns more than ten percent of the Company’s stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) reports they filed.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all such Section 16(a) filings were timely made during the fiscal year ended June 30, 2013.

SHAREHOLDER PROPOSALS

The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s Proxy Statement for its 2014 Annual Meeting of Shareholders is May 16, 2014. Any shareholder proposal to be submitted at the 2014 Annual Meeting of Shareholders (but not required to be included in the Company’s Proxy Statement), must be received by July 30, 2014, or such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5 under the Exchange Act and the person or persons named in the proxies solicited by us may exercise discretionary voting authority with respect to such proposal. Proposals that shareholders intend to present at the Company’s 2014 Annual Meeting of Shareholders or wish to have included in the Company’s proxy materials should be sent registered, certified or express mail to 7201 West Friendly Avenue, Greensboro, North Carolina, 27410, Attention: Office of the Secretary.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules permitting registrants to send a single set of the annual report and proxy statement to any household at which two or more shareholders reside if the registrant believes they are members of the same family. This procedure, referred to as “householding,” reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding rules that may impact certain beneficial owners of our Common Stock. If your family has multiple accounts by which you hold our Common Stock, you may have received a householding notification from your broker. Please contact your broker directly if you have any questions or wish to revoke your decision to household.

ANNUAL REPORT

The Company filed the 2013 Form 10-K with the SEC on September 10, 2013. The Company makes available through its website its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC. Shareholders may also obtain a copy of these reports, without charge, upon request to the Company at 7201 West Friendly Avenue, Greensboro, North Carolina, 27410, Attention: Office of the Secretary.

OTHER MATTERS

The Board does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the Annual Meeting, the person or persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

BY ORDER OF THE BOARD OF DIRECTORS,

W. Randy Eaddy
Secretary

Greensboro, North Carolina

September 13, 2013

Appendix A

UNIFI, INC.

2013 INCENTIVE COMPENSATION PLAN

1.             Purpose. This Unifi, Inc. 2013 Incentive Compensation Plan (the “Plan”) is designed to support the overall compensation philosophy and objectives of Unifi, Inc. (the “Company”) to (a) attract and retain persons eligible to participate in the Plan; (b) motivate Participants, by means of appropriate equity-based and cash incentives, to achieve performance goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) provide the Company the ability to further align Participants’ interests with those of the Company’s shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. The Plan is also intended to allow for grants of stock incentives to compensate non-employee members of the Company’s Board of Directors.

From and after the Effective Date (as defined below), the Plan shall replace and supersede the Unifi, Inc. 2008 Long-Term Incentive Plan (the “Prior Plan”), and no additional awards shall be made under the Prior Plan, although outstanding awards previously made under the Prior Plan shall continue to be governed by the terms of the Prior Plan. Shares that are subject to outstanding awards under the Prior Plan that expire, are forfeited or otherwise terminate unexercised may be subjected to new awards under the Plan as provided in Section 4.

2.             Definitions. As used in the Plan, the following terms have the meanings indicated:

(a)            “Act” means the Securities Exchange Act of 1934, as amended.

(b)            “Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

(c)            “Applicable Withholding Taxes” means the aggregate amount of federal, state and local income and employment taxes that an Employer is required to withhold in connection with any Performance Grant, award of Performance Shares, any lapse of restrictions on Restricted Stock, any compensatory dividends paid on Restricted Stock, any vesting of Restricted Stock Units or Performance Share Units, or any exercise of a Nonstatutory Stock Option or Stock Appreciation Right.

(d)            “Award” means any Incentive Award or Director Award.

(e)            “Beneficial Owner” (and variants thereof) has the meaning given in Rule 13d-3 promulgated under the Act and, only to the extent such meaning is more restrictive than the meaning given in Rule 13d-3, the meaning determined in accordance with Code section 318(a).

(f)             “Board” means the Board of Directors of the Company.

(g)            “Change of Control” means, the occurrence of any of the following events:

(i)      any Person is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of either (A) the combined fair market value of the then outstanding stock of the Company (the “Total Fair Market Value”) or (B) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the “Total Voting Power”); excluding, however, the following: (1) any acquisition by the Company or any of its Controlled Affiliates, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Controlled Affiliates, (3) any Person who becomes such a Beneficial Owner in connection with a transaction described in the exclusion within paragraph (iv) below and (4) any acquisition of additional stock or securities by a Person who owns more than 50% of the Total Fair Market Value or Total Voting Power of the Company immediately prior to such acquisition; or

(ii)      any Person is or becomes the Beneficial Owner, directly or Indirectly, of securities of the Company that, together with any securities acquired directly or indirectly by such Person within the immediately preceding twelve-consecutive month period, represent 30% or more of the Total Voting Power of the Company; excluding, however, any acquisition described in subclauses (1) through (4) of paragraph (i) above; or

(iii)     a change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such individuals shall be hereinafter referred to as the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a director subsequent to such effective date, whose election, or nomination for election by the Company’s shareholders, was made or approved by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered an Incumbent Director; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered an Incumbent Director; provided finally, however, that, as of any time, any member of the Board who has been a director for at least twelve (12) consecutive months immediately prior to such time shall be considered an Incumbent Director for purposes of this definition, other than for the purpose of the first proviso of this definition; or

(iv)     there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company or a sale or other disposition of the assets of the Company that have a total gross fair market value equal to or greater than 40% of the total gross fair market value of the assets of the Company immediately prior to such acquisition (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding Company Stock and Total Voting Power immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50%, respectively, of the outstanding Company Stock and the combined voting power of the then outstanding Company Stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a company that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding Company Stock and Total Voting Power, as the case may be.

Notwithstanding anything in this Section 2(f) to the contrary, an event that does not constitute a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, each as defined in Section 1.409A-3(i)(5) of the Treasury Regulations, shall not constitute a Change of Control for purposes of this Plan.

(h)            “Code” means the Internal Revenue Code of 1986, as amended.

(i)             “Consultant” means a Service Provider who is not an Employee or Outside Director.

(j)             “Control” (and variants thereof) has the meaning specified in rule 12b-2 of the Act.

(k)            “Committee” means the Compensation Committee of the Board (or any successor Board committee designated by the Board to administer the Plan), provided that, if any member of the Compensation Committee does not qualify as (i) an outside director for purposes of Code section 162(m), (ii) a non-employee director for purposes of Rule 16b-3, and (iii) an independent director for purposes of the rules of the principal exchange on which the Company Stock is traded, the remaining members of the Committee who do so qualify (but not less than two members) shall be constituted as a subcommittee to act as the Committee for purposes of the Plan.

(l)              “Company” means Unifi, Inc.

(m)           “Company Stock” means the common stock of the Company, par value $0.10 per share. In the event of a change in the capital structure of the Company (as provided in Section 16), the shares resulting from the change shall be deemed to be Company Stock within the meaning of the Plan.

(n)            “Date of Grant” means (i) with respect to a Non-Option Award, the date on which the Committee (or, with respect to a Director Award, the Board) grants the award; (ii) with respect to a Nonstatutory Option or Stock Appreciation Right, the date on which the Committee (or, with respect to a Director Award, the Board) completes the corporate action necessary to create a legally binding right constituting the Nonstatutory Stock Option or Stock Appreciation Right; or (iii) with respect to an Incentive Stock Option, the date on which the Committee completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Incentive Stock Option. With respect to any Award, the Committee (and, with respect to any Director Award, the Board) may specify a future date on which the Award is to be granted or to become effective.

(o)            “Director Award” means any Nonstatutory Option, Stock Appreciation Right, share of Restricted Stock, Vested Share, Restricted Stock Unit or Performance Share Unit awarded to an Outside Director under the Plan.

(p)            “Disability” means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Awards, Disability (or variants thereof) means, unless otherwise provided in the Grant Agreement with respect to the Award,

(i)       the Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or entitlement to and receipt of disability benefits under a disability insurance program of the Company that pays benefits on the basis of the foregoing definition;

(ii)      the Participant is, by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving either (A) income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or (B) disability benefits under a disability insurance program that pays benefits on the basis of the foregoing definition; or

(iii)     The Participant is determined to be totally disabled by the Social Security Administration.

The Committee (or, with respect to a Director Award, the Board) shall determine whether a Disability exists and the determination shall be conclusive.

(q)            “Effective Date” means the date described in Section 13 of the Plan.

(r)             “Employee” means an individual employed by the Company or a Related Company as a common-law employee.

(s)            “Employer” means the Company or Related Company with respect to which an Employee provides services.

(t)             “Fair Market Value” means

(i)       if the Company Stock is at the time listed or admitted to trading on any stock exchange, the “Fair Market Value” shall be the mean between the lowest and highest reported sale prices of the Company Stock on the date in question on the principal exchange on which the Company Stock is then listed or admitted to trading. If no reported sale of Company Stock takes place on the date in question on the principal exchange, then the mean between the lowest and highest reported sale prices of the Company Stock on the closest date prior to the date in question on the principal exchange shall be determinative of “Fair Market Value.”

(ii)      if the Company Stock is not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” shall be the mean between the lowest and highest reported sale prices of the Company Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Company Stock in such market.

(iii)     if the Company Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the “Fair Market Value” shall be as determined in good faith by the Committee.

(u)             “Fiscal Year” means the fiscal period used by the Company for reporting taxes on its income under the Code.

(v)             “Grant Agreement” means the written agreement between the Company and a Participant containing the terms and conditions with respect to an Award.

(w)            “Incentive Award” means any Performance Grant, Performance Share, Option, Stock Appreciation Right, share of Restricted Stock, Vested Share, Restricted Stock Unit or Performance Share Unit awarded to a Service Provider under the Plan.

(x)             “Incentive Stock Option” means an Option (i) intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422 and (ii) that meets such requirements.

(y)            “Non-Option Award” means an Award other than an Option or Stock Appreciation Right.

(z)            “Nonstatutory Stock Option” means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(aa)          “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with Section 10.

(bb)          “Outside Director” means a member of the Board who satisfies the requirements for an outside director as provided in Code section162(m) and non-employee director as provided in Section 16(b) of the Act.

(cc)           “Participant” means any Service Provider or Outside Director who receives an Award under the Plan.

(dd)          “Performance Criteria” means the performance of the Company, any Related Company, any subsidiary, division, business unit thereof, or any individual using one or more of the following measures, either on an operating or GAAP basis where applicable (or on the basis of such other standards as may replace or succeed GAAP), adjusted to include or exclude one or more nonrecurring, extraordinary, operating, non-operating or other items as applicable, and including measuring the performance of any of the following relative to a defined peer group of companies or an index: market value of the Company Stock; pre-tax profits; unit production costs; asset growth; pre-tax earnings; debt to equity ratio; earnings per share; revenues; operating income; operating costs and efficiencies; operating cash flow; net income, before or after taxes; net income before income taxes, incentive payments and accounting for minority interest; return on total capital, equity, revenue or assets; market share; unit production and sales volume; earnings before interest, taxes, depreciation, rent and amortization expenses; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; any of the prior measures or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue or return on total capital; net earnings; profit margin; operating margin; operating income; net worth; cash flow; cash flow per share; total shareholder return; revenues; capital expenditures; improvements in capital structure; industry indices; expenses and expense ratio management; debt reduction; profitability of an identifiable business unit or product; or levels of expense, cost or liability by category, operating unit or any other delineation.

(ee)           “Performance Goal” means an objectively determinable performance goal established by the Committee that relates to one or more Performance Criteria.

(ff)            “Performance Grant” means a right to receive cash or Company Stock subject to the attainment of Performance Goals as set forth under Section 6.

(gg)          “Performance Share” means a right to receive a share of Company Stock subject to the satisfaction of performance conditions as set forth in Section 7.

(hh)          “Performance Share Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to grant and vesting conditions as set forth in Section 9.

(ii)            “Person” shall have the meaning given in Section 3(a)(9) of the Act, as modified by Sections 13(d) and 14(d) of the Act, and only to the extent such meaning is more restrictive than the meaning given in Section 3(a)(9) of the Act (as modified above), the meaning determined in accordance with Sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C) of the Treasury Regulations (or any successor provisions), as applicable.

(jj)            “Plan” means this Unifi, Inc. 2013 Incentive Compensation Plan, as it may be amended from time to time.

(kk)          “Plan Year” means the calendar year.

(ll)            “Related Company” means, (i) for purposes of determining eligibility to receive an Incentive Stock Option, any “parent corporation” with respect to the Company within the meaning of Code section 424(e) or any “subsidiary corporation” with respect to the Company within the meaning of Code section 424(f); (ii) for purposes of determining eligibility to receive a Nonstatutory Stock Option or Stock Appreciation Right, any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (within the meaning of Section 1.409A-1(b)(5)(E)(1) of the Treasury Regulations (or any successor provision)) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Company has a controlling interest; and (iii) for all other purposes under the Plan, any corporation, trade or business that would be required to be treated as a single employer with the Company under Code sections 414(b) or (c), provided that, in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying Section 1.414(c)-2 of the Treasury Regulations for purposes of determining trades or businesses under common control, the phrase “at least 50%” shall replace the phrase “at least 80%” each time it appears in those sections.

(mm)         “Repricing” means, with respect to an Option or Stock Appreciation Right, any of the following: (i) the lowering of the exercise price after the Date of Grant; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the Option or Stock Appreciation Right at a time when its exercise price (or, with respect to the Stock Appreciation Right, the Fair Market Value of the Company Stock covered by the Stock Appreciation Right on the Date of Grant) exceeds the Fair Market Value of the underlying Company Stock in exchange for any other Award, unless the cancellation and exchange occurs in connection with a Corporate Event (as defined in Section 16(b) below).

(nn)          “Restricted Stock” means Company Stock awarded upon the terms and subject to restrictions as set forth in Section 8.

(oo)          “Restricted Stock Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to vesting conditions as set forth in Section 9.

(pp)          “Retirement” means, unless otherwise provided in the Grant Agreement for a particular Award, a Participant’s termination of employment or other separation from service on or after age 65.

(qq)          “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act, as amended from time to time.

(rr)            “Service Provider” means an Employee, Consultant or other natural person employed by or providing bona fide services to the Company or a Related Company, excluding any Outside Director.

(ss)          “Stock Appreciation Right” means a right to receive Company Stock or cash granted under Section 11.

(tt)           “Tandem Right” means a kind of Stock Appreciation Right granted in connection with a Nonstatutory Stock Option as described in Section 11.

(uu)         “Ten Percent Stockholder” means a person who owns, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

(vv)          “Treasury Regulations” mean the final, temporary or proposed regulations issued by the Treasury Department and/or Internal Revenue Service as codified in Title 26 of the United States Code of Federal Regulations. Any references made in the Plan to specific Treasury Regulations shall also refer to any successor or replacement regulations thereto.

(ww)         “Vested Share” means a share of Company Stock awarded upon the terms set forth in Section 12.

3.             General.   The following types of Awards may be granted under the Plan: Performance Grants, Performance Shares, shares of Restricted Stock, Vested Shares, Restricted Stock Units, Performance Share Units, Options, or Stock Appreciation Rights. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4.             Stock.

(a)     Reserve. Subject to Section 16 of the Plan, there shall be reserved for issuance under the Plan an aggregate of one million (1,000,000) shares of Company Stock, which shall be authorized but unissued shares. Any shares subject to an award under the Prior Plan that is outstanding as of the Effective Date and that expires, is forfeited or otherwise terminates unexercised, shall be added to the shares reserved for issuance under the Plan.

(b)     Share Use. Any shares of Company Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan.

To the extent any shares of Company Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Company Stock available for delivery under the Plan. If the Exercise Price of any Option granted under the Plan or any Prior Plan is satisfied by tendering shares of Company Stock to the Company (by either actual delivery or by attestation), only the number of shares of Company Stock issued net of the shares of Company Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Company Stock available for delivery under the Plan.

Shares of Company Stock delivered under the Plan in settlement, assumption or substitution of outstanding Awards (or obligations to grant future Awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Company Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution as a result of the Company acquiring another entity (or an interest in another entity).

Shares of Company Stock may be issued under this Plan without cash consideration.

(c)     Prior Plan. On the Effective Date, no additional grants of incentive awards shall be made under the Prior Plan.

(d)     Plan Limits. One million (1,000,000) shares of Company Stock that may be issued under this Plan may be issued upon the exercise of Options that qualify as Incentive Stock Options. The maximum number of shares of Company Stock that may be issued in conjunction with Awards, other than Options, shall be five-hundred thousand (500,000).

No more than one-hundred thousand (100,000) shares of Company Stock may be allocated to Awards, including the maximum amounts payable under a Performance Grant, that are granted to any individual Participant during any single Fiscal Year. The aggregate maximum amount of cash payable under the Plan to any Participant in any single Fiscal Year shall not exceed the greater of two million five-hundred thousand dollars ($2,500,000) or three percent (3%) of the Company’s net income before taxes, incentive payments and accounting for minority interests for the year for which the Award is made.

5.             Eligibility.

(a)     Incentive Awards. All present and future Service Providers of the Company or any Related Company (whether now existing or hereafter created or acquired) who have contributed or who can be expected to contribute significantly to the Company or a Related Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 17, to select eligible Service Providers to receive Incentive Awards and to determine for each Service Provider the nature of the award and the terms and conditions of each Incentive Award.

(b)     Director Awards. All present and future Outside Directors shall be eligible to receive Director Awards under the Plan. The Board shall have the power and complete discretion to select eligible Outside Directors to receive Director Awards and to determine for each Outside Director the nature of the award and the terms and conditions of each Director Award.

(c)     No Contract of Employment or Services. The grant of an Award shall not obligate the Company or any Related Company to pay any Service Provider or Outside Director any particular amount of remuneration, to continue the employment or services of the Service Provider or Outside Director after the grant or to make further grants to the Service Provider or Outside Director at any time thereafter.

(d)     Foreign Awards. When granting Awards to Service Providers or Outside Directors who are not United States residents, the Committee (or with respect to Director Awards, the Board) shall have complete discretion and authority to grant such Awards in compliance with all present and future laws of the country or countries with laws that may apply to the grant of the Award or the issuance of Company Stock pursuant to the Award. Such authorization shall extend to and include establishing one or more separate sub-plans that include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

6.             Performance Grants.

(a)     The Committee may make Performance Grants to eligible Service Providers. Each Performance Grant shall include the Performance Goals for the award, the Performance Criteria with respect to which such goals are to be measured, the threshold (or other minimum), target and maximum amounts payable under the award, the period over which the award is to be earned, and any other terms and conditions as are applicable to the Performance Grant. The terms of a Performance Grant may be set in an annual or long-term bonus plan or other similar document. In the event of any conflict between such document and the Plan, the terms of the Plan shall control. Performance Grants shall be granted and administered in such a way as to qualify as “performance-based compensation” for purposes of Code section 162(m).

(b)     The Committee shall establish the Performance Goals for Performance Grants. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Grants. The Committee may vary the Performance Criteria, Performance Goals and weightings from Participant to Participant, Performance Grant to Performance Grant and Fiscal Year to Fiscal Year. The Committee may increase, but not decrease, the threshold (or other minimum), target or maximum levels (but not increase the amount payable) with respect to any Performance Goal after the start of a Performance Period.

(c)     The Committee shall establish for each Performance Grant the amount of cash or Company Stock payable at specified levels of performance, based on the Performance Goal or Goals with respect to each Performance Criterion. Any Performance Grant shall be made not later than the earlier of (i) 90 days after the start of the period for which the Performance Grant relates and (ii) the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a Fiscal Year the amount of cash or Company Stock that would otherwise be payable upon achievement of the Performance Goal or Goals, but may reduce or eliminate the payments unless otherwise provided in a Performance Grant. The Committee may provide for a Performance Grant to be payable at the target level (or other level as determined by the Committee in its discretion) prior to the attainment of a Performance Goal or Goals solely upon the Participant’s death or Disability, or the occurrence of a Change of Control.

(d)     The actual payments to a Participant under a Performance Grant will be calculated by measuring the achievement of the Performance Goals with respect to the Performance Criteria as established in the Performance Grant. All calculations of actual payments shall be made by the Committee, and the Committee shall certify in minutes of a meeting or other writing the extent, if any, to which the Performance Goals have been met.

(e)     Performance Grants may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided by the Committee at the time of grant, or the Committee may reserve the right to determine the manner of payment at the time the Performance Grant becomes payable. The Committee may provide in the Grant Agreement that the Participant may make an election to defer the payment under a Performance Grant, subject to such terms as the Committee may determine in accordance with Code section 409A.

(f)     A Participant who receives a Performance Grant payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Performance Grant and all requirements with respect to the issuance of such shares have been satisfied.

(g)     A Participant’s interest in a Performance Grant may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered.

(h)     Whenever payments under a Performance Grant are to be made in cash to a Participant who is an Employee, his or her Employer shall be entitled to withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving a Performance Grant payable in Company Stock to pay to his or her Employer, or make arrangements satisfactory to his Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, the Employer may delay issuing a stock certificate to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

7.             Performance Shares.

(a)     The Committee may grant Performance Shares to eligible Service Providers. Whenever the Committee grants Performance Shares, a Grant Agreement shall be given to the Service Provider stating the number of Performance Shares granted and the terms and conditions to which the Award of Performance Shares is subject, and, at that time, the Service Provider shall become a Participant. Performance Shares may or may not be intended to qualify as “performance-based compensation” for purposes of Code section 162(m). If intended to so qualify, the award shall be governed by the provisions of Section 6(b)-(d).

(b)     The Committee shall establish the performance goals to which each award of Performance Shares shall be subject. The performance goals need not be objective and may be based on any performance conditions selected by the Committee in its discretion. The performance period with respect to an award shall not be less than twelve (12), consecutive months in length, and the performance goals with respect to such award may be established at any time after the start of such period in the Committee’s discretion. The Committee may vary the performance and other terms and conditions from Participant to Participant, grant to grant and Fiscal Year to Fiscal Year. The Committee may increase or decrease the threshold (or other minimum), target or maximum levels with respect to any performance goal after the start of a performance period in its discretion.

(c)     The Committee shall establish for each award the number of shares of Company Stock payable at specified levels of performance. All determinations regarding the achievement of any performance goals will be made by the Committee. The actual number of shares to be paid to a Participant under an award will be calculated by measuring the achievement of the performance goal(s) with respect to the performance criteria as established by the Committee. All calculations of actual payments shall be made by the Committee, whose decision shall be final and binding on all parties.

(d)     The Committee may reserve the right in a Grant Agreement to settle all or portion of an award of Performance Shares in cash instead of shares of Company Stock, with the cash portion to be determined based on the Fair Market Value as of the date of payment of the shares of Company Stock otherwise payable under the award, or to allow the Participant to defer payment under the award, subject to such terms as the Committee may determine in accordance with Code section 409A.

(e)     A Participant shall have no rights as a shareholder until shares of Company Stock are issued under the Performance Share award and all requirements with respect to the issuance of such shares have been satisfied.

(f)     A Participant’s interest in an award of Performance Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered.

(g)     Each Participant who is an Employee may be required to agree at the time of receiving an Award of Performance Shares, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, the Employer may delay issuing a stock certificate to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

8.             Restricted Stock Awards.

(a)     The Committee may grant Restricted Stock to eligible Service Providers. Whenever the Committee deems it appropriate to grant Restricted Stock, a Grant Agreement shall be given to the Service Provider stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject, and, at that time, the Service Provider shall become a Participant.

(b)     The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (c) below shall lapse. The terms and conditions may include the continued performance of services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof. A Restricted Stock Award, the vesting of which is not conditioned on the achievement Performance Goals or other performance conditions, shall have a vesting period of not less than three (3) years from the Date of Grant of the Restricted Stock Award. A Restricted Stock Award, the vesting of which is conditioned on the achievement of Performance Goals or other performance conditions, shall not vest less than one (1) year from the Date of Grant. Notwithstanding the preceding two sentences, the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will lapse prior to the expiration of the service or performance period as a result of the Disability, death or Retirement of the Participant or the occurrence of a Change of Control. If the award is intended to qualify as “performance-based compensation” for purposes of Code section 162(m), the award shall be governed by the provisions of Section 6(b)-(d).

(c)     No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of until the restrictions on the shares established by the Committee have lapsed or been removed.

(d)     Upon the acceptance by a Participant of an award of Restricted Stock, the Participant shall, subject to the restrictions set forth in paragraph (c) above, have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote the shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Unless otherwise provided in the Grant Agreement, dividends or other distributions paid in shares of Company Stock or cash shall be subject to the same restrictions set forth in paragraph (c) as the shares of Restricted Stock with respect to which the dividends or other distributions are paid. Certificates representing Restricted Stock may be held by the Company until the restrictions lapse and, upon request, the Participant shall provide the Company with appropriate stock powers endorsed in blank.

(e)     Each Participant who is an Employee may be required to agree at the time of receiving an Award of Restricted Stock, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, the Employer may delay issuing a stock certificate to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

9.             Performance Share Units and Restricted Stock Units.

(a)     The Committee may grant Performance Share Units and Restricted Stock Units to eligible Service Providers. Whenever the Committee deems it appropriate to grant Performance Share Units or Restricted Stock Units, a Grant Agreement shall be given to the Service Provider stating the number of Performance Share Units or Restricted Stock Units granted and the terms and conditions to which the Performance Share Units or Restricted Stock Units are subject, and, at that time, the Service Provider shall become a Participant.

(b)      The Committee shall establish as to each award of Performance Share Units the terms and conditions upon which the Performance Share Units shall be earned, vest and be paid. The issuance and vesting of Performance Share Units may be conditioned on the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof and on the continued performance of services. The Committee shall establish as to each award of Restricted Stock Units the terms and conditions upon which the Restricted Stock Units shall vest and be paid. Vesting may be conditioned on the continued performance of services or the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof. A Restricted Stock Unit, the vesting of which is not conditioned on the achievement of Performance Goals or other performance conditions, shall not have a vesting period of less than three (3) years from the Date of Grant of the Restricted Stock Unit. A Performance Share Unit or Restricted Stock Unit, the vesting of which is conditioned on the achievement of Performance Goals or other performance conditions, shall not vest less than one (1) year from the Date of Grant. Notwithstanding the foregoing, the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will expire as a result of one or more of the Disability, death or Retirement of the Participant or the occurrence of a Change of Control. If the award is intended to qualify as “performance-based compensation” for purposes of Code section 162(m), the award shall be governed by the provisions of Section 6(b)-(d).

(c)      Performance Share Units and Restricted Stock Units may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided in the Grant Agreement, or the Committee may reserve the right to determine the manner of payment at the time the Performance Share Units or Restricted Stock Units become payable. The delivery of Company Stock in payment of Performance Share Units or Restricted Stock Units may be subject to additional conditions established in the Grant Agreement.

(d)     A Participant who receives Performance Share Units or Restricted Stock Units payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. The Committee may, in its discretion, provide that a Participant shall be entitled to receive dividend equivalents on outstanding Performance Share Units or Restricted Stock Units. Dividend equivalents may be (i) paid in cash, (ii) credited to the Participant as additional Performance Share Units or Restricted Stock Units, or (iii) a fixed combination of cash and additional Performance Share Units or Restricted Stock Units as provided in the Grant Agreement, or the Committee may reserve the right to determine the manner of payment at the time dividends are paid to shareholders of record. Unless otherwise provided in the Grant Agreement, (A) dividend equivalents with respect to dividends or other distributions that are paid in shares of Company Stock or cash shall be credited to the Participant as additional Restricted Stock Units subject to the same restrictions as the Restricted Stock Units with respect to which the dividend equivalents are paid, and (B) the same provisions will apply to outstanding Performance Share Units following the end of the performance period.

(e)      A Participant’s interest in Performance Share Units or Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered.

(f)      Whenever payments under Performance Share Units or Restricted Stock Units are to be made in cash to a Participant who is an Employee, his or her Employer shall be entitled to withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee may be required to agree as a condition of receiving Performance Share Units or Restricted Stock Units payable in the form of Company Stock to pay to his or her Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, the Employer may delay issuing a stock certificate to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

10.           Stock Options.

(a)     The Committee may grant Options to eligible Service Providers. Whenever the Committee grants Options, a Grant Agreement shall be given to the Service Provider stating the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent, if any, to which associated Stock Appreciation Rights are granted, and the conditions to which the grant and exercise of the Options are subject, and, at that time, the Service Provider shall become a Participant.

(b)     The exercise price of shares of Company Stock covered by an Option shall not be, and shall never become, less than 100% of the Fair Market Value of the shares on the Date of Grant, except as may be provided in Section 16 (regarding certain changes affecting Company Stock). If the Participant is a Ten Percent Stockholder and the Option is intended to qualify as an Incentive Stock Option, the exercise price shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c)     Options may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Option may be exercised after the expiration of ten (10) years from the Date of Grant. If the Participant is a Ten Percent Stockholder and the Option is intended to qualify as an Incentive Stock Option, the Option may not be exercised after the expiration of five (5) years from the Date of Grant.

(d)     Options shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws. Incentive Stock Options, by their terms, shall not be transferable except by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant.

(e)     Options that are intended to qualify as Incentive Stock Options shall be granted only to Employees who meet the eligibility requirements of Section 5.

(f)     Options that are intended to qualify as Incentive Stock Options shall, by their terms, not be exercisable after the first to occur of (i) ten (10) years from the Date of Grant (five (5) years if the Participant to whom the Option has been granted is a Ten Percent Stockholder), (ii) three (3) months following the date of the Participant’s termination of employment with the Company and all Related Companies for reasons other than Disability or death, or (iii) one (1) year following the date of the Participant’s termination of employment on account of Disability or death.

(g)     Options that are intended to qualify as Incentive Stock Options shall, by their terms, be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the Plan Year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and all Related Companies shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose any conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a Plan Year exceed the Limitation Amount, the excess Options shall be treated as Nonstatutory Stock Options to the extent permitted by law.

(h)     A Participant who purchases shares of Company Stock under an Option shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(i)     Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. The notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option or the Committee in its discretion so permits, the Participant (i), unless prohibited by law, may deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option or the Committee in its discretion, Applicable Withholding Taxes, (ii) may deliver shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (iii) may cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (iv) may use any other methods of payment as the Committee, at its discretion, deems appropriate. Until the Participant has paid the exercise price and any Applicable Withholding Taxes, no stock certificate shall be issued.

(j)     Each Participant who is an Employee may be required to agree as a condition of the exercise of an Option to pay to his or her Employer, or make arrangements satisfactory to his or her Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued upon the exercise of an Option. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(k)     Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 10(k), (i) no Modification shall be made in respect to any Option if such Modification would result in the Option constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Option if such Extension would result in the Option having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this paragraph (k), (A) a “Modification” means any change in the terms of the Option (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Option with a direct or indirect reduction in the exercise price of the Option, regardless of whether the holder in fact benefits from the change in terms; and (B) an “Extension” means any of (1) the provision to the holder of an additional period of time within which to exercise the Option beyond the time originally prescribed, (2) the conversion or exchange of the Option for a legally binding right to compensation in a future taxable year, (3) the addition of any feature for the deferral of compensation to the terms of the Option, or (4) any renewal of the Option that has the effect of any of (1) through (3) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of an Option in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of an Option to a date no later than the earlier of (x) the latest date upon which the Option could have expired by its original terms under any circumstances or (y) the tenth (10th) anniversary of the original Date of Grant.

11.           Stock Appreciation Rights.

(a)     The Committee may grant Stock Appreciation Rights to eligible Service Providers. Whenever the Committee grants Stock Appreciation Rights, a Grant Agreement shall be given to the Service Provider stating the number of shares with respect to which Stock Appreciation Rights are granted, the extent, if any, to which the Stock Appreciation Rights are granted in connection with all or any part of a Nonstatutory Stock Option (“Tandem Rights”), and the conditions to which the grant and exercise of the Stock Appreciation Rights are subject, and, at that time, the Service Provider shall become a Participant.

(b)     Stock Appreciation Rights (other than Tandem Rights) shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (i) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (ii) the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right.

(c)     Tandem Rights shall entitle the Participant, upon exercise of all or any part of the Tandem Rights, to surrender to the Company unexercised that portion of the underlying Nonstatutory Stock Option relating to the same number of shares of Company Stock as is covered by the Tandem Right (or the portion of the Tandem Right so exercised) and to receive in exchange from the Company an amount equal to the excess of (i) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option over (ii) the exercise price of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option.

(d)     Upon the exercise of a Tandem Right and surrender of the related portion of the underlying Nonstatutory Stock Option, the Nonstatutory Stock Option, to the extent surrendered, shall not thereafter be exercisable.

(e)     Subject to any further conditions upon exercise imposed by the Committee, a Tandem Right shall be granted on the same Date of Grant as the related Nonstatutory Stock Option, be transferable only to the extent that the related Nonstatutory Stock Option is transferable, be exercisable only to the extent that the related Nonstatutory Stock Option is exercisable and shall expire no later than the date on which the related Nonstatutory Stock Option expires.

(f)     The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(g)     Stock Appreciation Rights shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws.

(h)     Stock Appreciation Rights may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Stock Appreciation Right may be exercised after the expiration of ten (10) years from the Date of Grant.

(i)     A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right (or, in the case of a Tandem Right, only to the extent it exceeds the exercise price of the Company Stock covered by the underlying Nonstatutory Stock Option).

(j)     The manner in which the Company’s obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Grant Agreement. The Grant Agreement may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

(k)     A Participant who acquires shares of Company Stock upon exercise of a Stock Appreciation Right shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(l)     Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of Stock Appreciation Rights the Participant has elected to exercise.

(m)     Whenever payments upon exercise of Stock Appreciation Rights are to be made in cash to a Participant who is an Employee, the Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Stock Appreciation Rights payable in the form of Company Stock to pay to his or her Employer, or make arrangements satisfactory to his or her Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (i) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (ii) the Participant may elect to have his or her Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (iii) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(n)     Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 11(n), (i) no Modification shall be made in respect to any Stock Appreciation Right if such Modification would result in the Stock Appreciation Right constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Stock Appreciation Right if such Extension would result in the Stock Appreciation Right having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this paragraph (n), (A) a “Modification” means any change in the terms of the Stock Appreciation Right (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Stock Appreciation Right with a direct or indirect reduction in the exercise price of the Stock Appreciation Right, regardless of whether the holder in fact benefits from the change in terms; and (B) an “Extension” means any of (1) the provision to the holder of an additional period of time within which to exercise the Stock Appreciation Right beyond the time originally prescribed, (2) the conversion or exchange of the Stock Appreciation Right for a legally binding right to compensation in a future taxable year, (3) the addition of any feature for the deferral of compensation to the terms of the Stock Appreciation Right, or (4) any renewal of the Stock Appreciation Right that has the effect of any of (1) through (3) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of a Stock Appreciation Right in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of a Stock Appreciation Right to a date no later than the earlier of (x) the latest date upon which the Stock

Appreciation Right could have expired by its original terms under any circumstances or (y) the tenth (10th) anniversary of the original Date of Grant.

12.           Director Awards.

(a)     General. The Board may grant Director Awards to Outside Directors in the form of shares of Restricted Stock, Restricted Stock Units, Performance Share Units, Nonstatutory Options or Stock Appreciation Rights as provided in Sections 8 through 11 above, or in the form of Vested Shares as provided in paragraph (b)  below. The Board may also grant to Consultants awards in the same forms as Director Awards. Whenever the Board grants shares of Restricted Stock, Restricted Stock Units, Performance Share Units, Nonstatutory Options or Stock Appreciation Rights to an Outside Director, notice shall be given to the Outside Director stating the type of award being made, the number of shares with respect to which the award is granted and the terms and conditions to which the award and (where applicable) the exercise of the award is subject. This notice shall become the Grant Agreement between the Company and the Outside Director and, at that time, the Outside Director shall become a Participant. Restricted Stock, Restricted Stock Units, Performance Share Units, Nonstatutory Options or Stock Appreciation Rights granted to Outside Directors shall otherwise be subject to the terms of the Plan applicable to each type of award as set forth in Sections 8 through 11 above; provided, however, that, notwithstanding anything in Sections 8(b) or 9(b) to the contrary, any service or performance period with respect to Restricted Stock, Restricted Stock Units or Performance Share Units granted to Outside Directors or Consultants shall not be less than six (6) consecutive months in length; and provided further, that where context reasonably requires, references throughout Sections 8 through 11 above to the “Committee” shall be read instead as references to the Board wherever the award is to be granted to an Outside Director. The Board shall have all the same rights and powers with respect to the administration of Director Awards as the Committee has with respect to Incentive Awards as provided in Section 17 below (provided that the Board may not delegate its authority with respect to the granting of Director Awards pursuant to Section 17(a)(viii)), and the Board shall be subject to the same limitations with respect to the modification and Repricing of outstanding Director Awards as provided therein.

(b)     Vested Shares. The Board may grant Vested Shares to Outside Directors or Consultants. Vested Shares shall be immediately transferable (subject to compliance with any applicable securities laws), and the Participant receiving an award of Vested Shares shall have all the rights of a shareholder with respect to such shares as of the Date of Grant.

13.           Effective Date of the Plan.   The Plan shall become effective as of the date on which it is approved by the shareholders of the Company. Until (a) the Plan has been approved by the Company’s shareholders, and (b) the requirements of any applicable federal or state securities laws have been met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock Appreciation Rights shall be exercisable that, in either case, are not contingent on the occurrence of both such events.

14.           Continuing Securities Law Compliance. If at any time on or after the effective date of the Plan as described in Section 13 above, the requirements of any applicable federal or state securities laws should fail to be met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock Appreciation Rights shall be exercisable until the Committee (or, with respect to a Director Award, the Board) has determined that these requirements have again been met. The Committee (or, with respect to a Director Award, the Board) may suspend the right to exercise an Option or Stock Appreciation Right at any time when it determines that allowing the exercise and issuance of Company Stock would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or Stock Appreciation Right are extended during a period of suspension.

15.          Termination, Modification, Change.   If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date that immediately follows the fifth (5th) anniversary of the Effective Date. No new Awards shall be granted under the Plan after its termination. The Board may terminate the Plan at any time and may amend the Plan at any time in any respect as it shall deem advisable; provided that no change shall be made that increases the total number of shares of Company Stock reserved for issuance under the Plan (except pursuant to Section 16), materially modifies the requirements as to eligibility for participation in the Plan, or would otherwise be considered a material revision or amendment under Code section 422 or the listing standards of the principal exchange on which the Company Stock is traded, unless the change is approved by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding Awards with respect to Participants as it deems appropriate to ensure compliance with Rule 16b-3 and other applicable federal or state securities laws and to meet the requirements of the Code and applicable regulations or other generally applicable guidance thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him or her.

16.           Change in Capital Structure.

(a)     The Committee (or, with respect to a Director Award, the Board) shall proportionately adjust the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted thereunder, the maximum number of shares or securities that may be delivered under the Plan (including the maximum limit on Non-Option Awards or Incentive Stock Options under Section 4), the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise price of Options, the initial Fair Market Value of Company Stock under Stock Appreciation Rights, and other relevant terms of the Plan and any Awards whenever, in the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s corporate structure or capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), it deems any such adjustment necessary or desirable to preserve the intended benefits of the Plan and any outstanding Awards for the Company and the Participants. The Committee’s (or, with respect to a Director Award, the Board’s) determination in this regard shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option or Stock Appreciation Right or fractional cents with respect to the exercise price thereof, the Committee (or, with respect to a Director Award, the Board) shall round down the number of shares covered by the Option or Stock Appreciation Right to the nearest whole share and round up the exercise price to the nearest whole cent.

(b)     In the event of a Change of Control as described in Sections 2(g)(i), (ii) or (iv), or if the Company is otherwise a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets occurs (in any such case, a “Corporate Event”), then the Committee (or, with respect to a Director Award, the Board) may take any actions with respect to outstanding Awards as it deems appropriate, consistent with applicable provisions of the Code and any applicable federal or state securities laws.

(c)     Notwithstanding anything in the Plan to the contrary, the Committee (or, with respect to a Director Award, the Board) may take the foregoing actions without the consent of any Participant, and its determination shall be conclusive and binding on all persons and for all purposes.

17.           Administration of the Plan.

(a)     The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in this Plan or the Committee’s charter or as otherwise established by the Board, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i)         to prescribe, amend and rescind policies relating to this Plan, and to interpret the Plan, including defining terms not otherwise defined;

(ii)        to determine which persons are eligible Service Providers, to which of the Service Providers, if any, Incentive Awards shall be granted hereunder and the timing of any Incentive Awards;

(iii)       to grant Incentive Awards to Service Providers and determine the terms and conditions thereof, including the number of shares of Company Stock subject to Incentive Awards and the exercise or purchase price of the shares of Company Stock and the circumstances under which Incentive Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance conditions (including Performance Goals), the occurrence of certain events, or other factors;

(iv)       to establish or verify the extent of satisfaction of any Performance Goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Incentive Award;

(v)        to prescribe and amend the terms of the Grant Agreements or other documents evidencing Incentive Awards made under this Plan (which need not be identical);

(vi)       to determine whether, and the extent to which, adjustments are required pursuant to Section 16;

(vii)      to interpret and construe this Plan, any policies under this Plan and the terms and conditions of any Incentive Award granted hereunder, and to make exceptions to any provisions for the benefit of the Company;

(viii)     to delegate, to the extent permitted by the New York Business Corporation Law and the Company’s Certificate of Incorporation and Bylaws, any portion of its authority under the Plan to make Incentive Awards to an executive officer of the Company, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s ability to make awards to “executive officers” within the meaning of Section 16 of the Act or to “covered employees” within the meaning of Code section 162(m)(3)); and

(ix)       to make all other determinations deemed necessary or advisable for the administration of this Plan.

The Committee may amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if the amendment is for the purpose of complying with applicable provisions of the Code or any federal or state securities laws.

The Committee is prohibited from Repricing any Option or Stock Appreciation Right without the prior approval of the shareholders of the Company with respect to the proposed Repricing.

(b)     The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c)     A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by the Committee in writing or by electronic transmission or transmissions as permitted by the Bylaws of the Company, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d)     The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such officer(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Incentive Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Incentive Awards, to process or oversee the issuance of shares of Company Stock upon the exercise, vesting and/or settlement of an Incentive Award, to interpret the terms of Incentive Awards and to take any other actions as the Committee may specify, provided that in no case shall any such officer(s) be authorized to grant Incentive Awards under the Plan, except in accordance with Section 17(a)(viii) above. Any action by an administrator within the scope of its delegation consistent with this paragraph (d) shall be deemed for all purposes to have been taken by the Committee, and references in this Plan to the Committee shall include any such officer(s), provided that the actions and interpretations of any such officer(s) shall be subject to review and approval, disapproval or modification by the Committee.

18.           Notice.   All notices and other communications required or permitted to be given under the Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at the principal business address of the Company to the attention of the Corporate Secretary of the Company; and (b) if to any Participant - at the last address of the Participant on file with (or in the business records of) the Company or as otherwise known to the sender at the time the notice or other communication is sent.

19.         No Effect on Other Plans. Except as provided in Section 4(c), nothing contained in the Plan will be deemed in any way to limit or restrict the Company or any Related Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

20.           Interpretation.   The Plan is intended to operate in compliance with the provisions of Rule 16b-3 and to facilitate compliance with, and optimize the benefits from, Code section 162(m). The terms of the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury of the United States or his or her delegate relating to the qualification of Incentive Stock Options under the Code. The Plan and the individual Awards under the Plan are intended to comply with any applicable requirements of Code section 409A and shall be interpreted in accordance with such requirements. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of the Plan shall be governed by the laws of the State of North Carolina.

UNIFI, INC. 7201 WEST FRIENDLY AVENUE GREENSBORO, NC 27410

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M62393-P42974 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNIFI, INC.
The Board of Directors recommends that you vote FOR each of the following nominees:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

PROPOSAL NO. 1 — To elect as Directors the nine (9) nominees listed below to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:			☐	☐	☐

Nominees:

01)	William J. Armfield, IV	06)	George R. Perkins, Jr.
02)	R. Roger Berrier, Jr.	07)	Suzanne M. Present
03)	Archibald Cox, Jr.	08)	G. Alfred Webster
04)	William L. Jasper	09)	Mitchel Weinberger
05)	Kenneth G. Langone

The Board of Directors recommends that you vote FOR the following proposal:
								For	Against	Abstain
PROPOSAL NO. 2 — Approval of the Unifi 2013 Incentive Compensation Plan.								☐	☐	☐

The Board of Directors recommends that you vote FOR the following proposal:

PROPOSAL NO. 3 — An advisory (non-binding) vote to approve executive compensation.								☐	☐	☐

The Board of Directors recommends that you vote FOR the following proposal:

PROPOSAL NO. 4 — Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 29, 2014.								☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If the signer is a corporation, please sign in full corporate name, by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

FOLD AND DETACH HERE
M62394-P42974

UNIFI, INC.

ANNUAL MEETING, OCTOBER 23, 2013

PLEASE COMPLETE, DATE, SIGN AND DETACH THE PROXY CARD AS INSTRUCTED AND

RETURN IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE TO:

UNIFI, INC.

C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717

The undersigned hereby appoints W. Randy Eaddy and James M. Otterberg, with full power of substitution, as attorney and proxy to represent and vote all shares of Unifi, Inc.'s Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters at 7201 West Friendly Avenue, in Greensboro, North Carolina, on Wednesday, October 23, 2013, at 9:00 AM Eastern Time, and any adjournment or postponement thereof as indicated on the reverse side.

The undersigned hereby also authorizes the proxy, in his discretion, to vote on any other business that may properly be brought before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR SPECIFIED IN PROPOSAL NO. 1, AND FOR PROPOSALS NO. 2, 3 AND 4, UNLESS A CONTRARY CHOICE IS SPECIFIED, IN WHICH CASE THE PROXY WILL BE VOTED AS SPECIFIED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated September 13, 2013, and the Proxy Statement furnished therewith.